Federated Investors
World-Class Investment Manager

Federated Aggressive Growth Fund

A Portfolio of Federated Equity Funds

4TH ANNUAL REPORT

October 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Aggressive Growth Fund

President's Message

Dear Shareholder:

Federated Aggressive Growth Fund was created in 1996, and I am pleased to present its fourth Annual Report. As of October 31, 2000, the fund's total net assets of $388.9 million were spread across approximately 130 stocks in a variety of small, mid, and large-cap companies. These are not necessarily household names, (i.e. QLogic Corp., Alexion and Pharmaceuticals Inc.), but the companies are selected for their growth potential. The fund's managers seek to buy companies you will learn of in the next year or so--these are stocks for aggressive stock owners, and they are volatile.

To best demonstrate the Fund's volatility, the Fund's Class A Shares total returns at net asset value in 1997 rose 33.21%, in 1998 declined 49.12%, in 1999 rose 103.76% and in 2000 declined 87.52% as of October 31, 2000.1 This investment in aggressive stocks is certainly a long-term investment vehicle.

This report covers the fund's fiscal year which is the 12-month period from November 1, 1999 to October 31, 2000. This report begins with an interview with Keith J. Sabol, Vice President, who co-manages the fund with Aash M. Shah, Vice President, both of Federated Investment Management Company. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings, and second is the publication of the fund's financial statements.

Federated Aggressive Growth Fund's portfolio was diversified in 11 industry sectors. Its focus, however, was on technology (65.0% of net assets) and communication services (4.1% of net assets). The stocks in these two sectors experienced substantial volatility during 2000.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

1 Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the periods noted from 1997 through 2000 were: Class B: 32.75%, (49.31%), 103.01%, and (86.10%), respectively, and C Shares: 32.04%, (48.53%), 102.88%, and (86.79%), respectively. Returns do not reflect any sales charges.

Individual share class total return performance, including capital gains distributions were as follows.1

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	0.33%	$0.199	$21.02 to $20.92 =(0.48%)
Class B Shares	(0.35%)	$0.199	$20.64 to $20.40 =(1.16%)
Class C Shares	(0.40%)	$0.199	$20.54 to $20.29 =(1.22%)

Of course, we continued to experience significant day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you have two easy, convenient ways to increase your opportunity to participate in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--help your shares increase in number--this increases the number of shares in your account through compounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares.2 For more information, please contact your investment representative.

Thank you for entrusting a portion of your wealth to Federated Aggressive Growth Fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (5.18%), (5.79%) and (1.39%) respectively.

2 Systematic investing does not assure a profit or protect against a loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels. Current performance information is available at our website: www.federatedinvestors.com or by calling 1-800-341-7400.

Keith J. Sabol

Vice President

Federated Investment Management
Company

Aash M. Shah

Vice President

Federated Investment Management
Company

Investment Review

What is your appraisal of the fund's fiscal year, which saw a great deal of volatility?

It was one of the worst years for high growth stocks in some time, and the fund gave up about half of last year's total returns. Two factors contributed to the volatility of the fund's shares this year. First, the stocks owned in the fund have earnings growth rates substantially higher than the market (roughly 45% per year versus 25% per year in the S&P 600 Barra Small Cap Growth Index.1 High growth stocks tend to be more volatile than lower growth rate stocks. Second, the fund concentrated a substantial amount of its holdings in the technology sector. Most technology stocks--large or small,--known or unknown, in semiconductors, software, Internet or communications-related issues declined in 2000.

Class A, B and C share returns were 0.33%, (0.35%) and (0.40%) respectively, based on net asset value for the 12-month reporting period ending October 31, 2000.

1 The S&P 600 Barra Growth Index is an unmanaged index comprising small cap companies with higher price-to-book ratios--a characteristic associated with growth stocks.

What have you bought in this market?

Varian Semiconductor (0.4% of net assets) is a leading provider of ion implantation equipment used in the manufacture of integrated circuits. The shares traded for roughly five times their forecasted earnings despite the company's 23% growth rate. We believe the company is a possible acquisition candidate.

Credence Systems (0.8% of net assets) designs and manufactures automatic test equipment used in testing semiconductor integrated circuits. Shares recently traded at seven times their forecasted earnings and roughly 1.5 times their book value--levels reminiscent of the floors reached during 1998.

Zomax (1.0% of net assets) is an outsource service provider to publishers of software and multimedia products. This is a high, fixed-cost business with tremendous operating leverage. Capacity utilization is down on the addition of capacity and on slowness in Europe, causing weak near-term earnings. The company has roughly 40% of its value in cash on the balance sheet, generates free cash flow, and is valued at only 6.6 times its earnings per share, despite growing earnings at 20% per year over the long run.

What were the fund's top ten holdings as of October 31, 2000, and what were the industry sector weightings?

Name	Percentage of Net Assets
CuraGen Corp.	1.9%

Qlogic Corp.	1.8%

NetIQ Corp.	1.6%

Alpha Industries, Inc.	1.4%

C-COR.NET Corp.	1.3%

Alexion Pharmaceuticals, Inc.	1.3%

Protein Design Laboratories, Inc.	1.3%

Hi/fn, Inc.	1.3%

Aurora Biosciences, Inc.	1.2%

PRI Automation, Inc.	1.2%

TOTAL	14.3%

Sector	Percentage of Net Assets	Percentage of S&P 600 Barra Growth Index

Technology	65.0%	37.3%

Health Care	10.4%	20.1%

Consumer Cyclicals	7.6%	5.2%

Capital Goods	4.6%	3.5%

Communications Services	4.1%	3.7%

Energy	3.2%	5.7%

Consumer Staples	2.2%	2.2%

Finance	1.4%	8.0%

Transportation	1.0%	3.9%

What is your outlook for growth stocks in 2001?

We continue to overweight the technology sector, though to a lesser extent than in the past. We believe technology has generally strong fundamentals and attractive valuations following the sharp correction during the last two quarters of 2000. Slowness in the economy will shift the Federal Reserve Board's focus from inflation prevention to recession prevention, and this will likely imply a rate cut early next year. Accordingly, we have increased our focus on software and communications stocks within the technology realm because we believe they will benefit from a more moderated interest rate regime and would be winners in the event of a post-election rate cut. Semiconductor stocks in particular have been good performers in circumstances like these. We believe such stocks have sold off to cyclical lows and represent attractive investments for those investors with longer horizons.

High duration assets, like growth stocks, are likely to perform well in anticipation of and following a rate cut. We have reduced our energy exposure to below market weight, believing that current valuations have priced in much of this cycle's upside potential.

We believe that in the long run, real earnings growth drives stock prices, and the securities in this portfolio are poised to grow their earnings above market rates. In addition to having higher growth rates than large-cap stocks, small-cap stocks currently appear relatively inexpensive.

Two Ways You May Seek To Invest For Success:

INITIAL INVESTMENT

If you had made an initial investment of $4,000 in the Class A Shares of Federated Aggressive Growth Fund on 11/25/96, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $7,981 on 10/31/00. You would have earned a 19.19% average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefits of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year and since-inception (11/25/96) total returns were 32.40% and 26.05%, respectively. Class B Shares' 1-year and since-inception (11/25/96) average annual total returns were 33.60% and 26.68%, respectively. Class C Shares' average annual 1-year and since-inception (11/25/96) total returns were 37.99% and 26.90%, respectively.

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for three years (reinvesting all dividends and capital gains) grew to $5,992.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Aggressive Growth Fund on 11/25/96, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $4,000 but your account would have reached a total value of $5,992 by 10/31/00. You would have earned an average annual total return of 17.37%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Hypothetical Investor Profile--Investing For a College Education

David and Lisa Dean are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Lisa are planning for the college education of their children. On November 25, 1996, they invested $5,000 in the Class A Shares of Federated Aggressive Growth Fund. Since then, David and Lisa have made additional investments of $250 every month.

As this chart shows, the original $5,000 investment along with their additional monthly $250 investments totaling $16,750 has grown to $25,708, on October 31, 2000. This represents a 17.55% average annual total return. For the Deans, a dedicated program of monthly investments really has paid off.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Aggressive Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class A Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	(5.18%)
Start of Performance (11/25/1996)	19.19%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Aggressive Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class B Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	(5.79%)
Start of Performance (11/25/1996)	19.69%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Aggressive Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class C Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Small Growth Index (LSGI).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	(1.39%)
Start of Performance (11/25/1996)	19.97%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LSGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LSGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--99.5%
		Capital Goods--4.6%
137,300	[1]	ACT Manufacturing, Inc.	$4,513,737
331,000	[1]	C-COR.NET Corp.	5,171,875
124,450	[1]	Three-Five Systems, Inc.	4,293,525
643,000	[1]	Zomax Optical Media, Inc.	3,898,187

		TOTAL	17,877,324

		Communication Services--4.1%
456,000	[1]	Adelphia Business Solutions, Inc., Class A	2,850,000
171,500	[1]	Alamosa PCS Holdings, Inc.	2,604,656
77,500	[1]	Leap Wireless International, Inc.	3,855,625
487,850	[1]	Mpower Communications Corp.	3,171,025
378,400	[1]	Teligent AB, Class A	2,873,475
71,100	[1]	UbiquiTel, Inc.	493,256

		TOTAL	15,848,037

		Consumer Cyclicals--7.6%
130,000	[1]	Abercrombie & Fitch Co., Class A	3,063,125
85,000	[1]	American Eagle Outfitters, Inc.	2,927,187
331,100	[1]	Avenue A, Inc.	1,407,175
299,100	[1]	Braun Consulting, Inc.	2,252,597
56,000	[1]	Career Education Corp.	2,166,500
80,700	[1]	Diamond Technology Partners, Class A	3,601,237
114,675	[1]	Insight Enterprises, Inc.	3,726,937
75,600	[1]	MIPS Technologies, Inc.	3,033,450
619,200	[1]	Modem Media.Poppe Tyson, Inc.	3,637,800
178,500	[1]	Pacific Sunwear of California	3,659,250

		TOTAL	29,475,258

		Consumer Staples--2.2%
145,000	[1]	Charles River Laboratories International, Inc.	3,806,250
229,500	[1]	TiVo, Inc.	2,997,844
59,400	[1]	XM Satellite Radio Holdings, Inc., Class A	1,722,600

		TOTAL	8,526,694

Shares			Value
		COMMON STOCKS--continued
		Energy--3.2%
362,500	[1]	Friede Goldman International, Inc.	$2,084,375
225,500	[1]	Key Energy Group, Inc.	2,029,500
30,195	[1]	Nabors Industries, Inc.	1,536,926
60,500	[1]	Patterson Energy, Inc.	1,701,563
89,070	[1]	R&B Falcon Corp.	2,226,750
60,000		Tidewater, Inc.	2,771,250

		TOTAL	12,350,364

		Financials--1.4%
107,400	[1]	Intercept Group, Inc.	2,906,512
292,500	[1]	Net.Bank, Inc.	2,541,094

		TOTAL	5,447,606

		Health Care--10.4%
29,100	[1]	Albany Molecular Research, Inc.	1,691,437
49,000	[1]	Alexion Pharmaceuticals, Inc.	5,065,375
131,900	[1]	Applied Molecular Evolution	2,868,825
56,400	[1]	Celgene Corp.	3,630,750
112,000	[1]	CuraGen Corp.	7,238,000
56,200	[1]	Genaissance Pharmaceuticals, Inc.	1,341,775
94,000	[1]	INAMED Corp.	2,632,000
172,500	[1]	Lexicon Genetics, Inc.	3,493,125
88,400	[1]	Maxygen, Inc.	3,558,100
117,100	[1]	Microvision, Inc.	3,988,719
36,800	[1]	Protein Design Laboratories, Inc.	4,970,875

		TOTAL	40,478,981

		Technology--65.0%
461,000	[1]	24/7 Media, Inc.	2,391,437
117,000	[1]	724 Solutions, Inc.	3,180,938
314,000	[1]	ACTV, Inc.	3,090,938
100,500	[1]	AXT, Inc.	3,869,250
651,000	[1]	Accrue Software, Inc.	3,010,875
226,500	[1]	Adaptive Broadband Corp.	3,638,156
39,825	[1]	Aeroflex, Inc.	2,369,587
171,600	[1]	Airnet Communications Corp.	2,611,537
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
132,500	[1]	Alpha Industries, Inc.	$5,283,437
177,500	[1]	Anadigics, Inc.	3,971,562
306,600	[1]	ANTEC Corp.	3,736,687
50,758	[1]	Applied Micro Circuits Corp.	3,879,815
250,700	[1]	Ask Jeeves, Inc.	3,259,100
79,800	[1]	AudioCodes Ltd.	3,157,088
77,000	[1]	Aurora Biosciences, Inc.	4,692,187
22,100	[1]	Avanex Corp.	2,244,531
104,000	[1]	Aware, Inc.	3,217,500
354,000	[1]	Breakaway Solutions, Inc.	2,035,500
187,000		Chordiant Software, Inc.	1,139,531
110,000	[1]	Clarent Corp.	3,416,875
67,700	[1]	Cognizant Technology Solutions Corp.	2,775,700
175,000	[1]	Credence Systems Corp.	3,281,250
361,800	[1]	Cybersource Corp.	1,989,900
43,500	[1]	Cymer, Inc.	1,087,500
39,200	[1]	DMC Stratex Networks, Inc.	906,500
196,000	[1]	Data Return Corp.	2,254,000
63,100	[1]	Digital Lightwave, Inc.	3,198,381
511,000	[1]	E-Gain Communications Corp.	3,321,500
26,900	[1]	E.piphany, Inc.	2,424,362
227,400	[1]	EarthWeb, Inc.	2,870,925
494,100	[1]	Engage Technologies, Inc.	2,099,925
34,000	[1]	Exar Corp.	1,519,375
103,800	[1]	F5 Networks, Inc.	3,217,800
222,500	[1]	Firepond, Inc.	1,780,000
354,000	[1]	GRIC Communications, Inc.	1,770,000
38,100	[1]	GlobeSpan, Inc.	2,931,319
305,500	[1]	Harmonic, Inc.	4,429,750
79,300	[1]	Hi/fn, Inc.	4,896,775
1,200	[1]	Illumina, Inc.	39,000
391,000	[1]	InterWAVE Communications International Ltd.	1,417,375
172,700	[1]	Interlink Electronics, Inc.	3,864,163
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
49,700	[1]	Internet Security Systems, Inc.	$4,386,025
317,000	[1]	Intertrust Technologies Corp.	3,170,000
30,800	[1]	JDS Uniphase Corp.	2,508,275
100,300	[1]	Kana Communications, Inc.	2,357,050
145,000	[1]	Keynote Systems, Inc.	3,480,000
240,600	[1]	Kopin Corp.	3,398,475
141,000	[1]	Liberate Technologies, Inc.	2,687,813
110,600	[1]	Lightpath Technologies, Inc.	3,013,850
203,300	[1]	Marimba, Inc.	1,207,094
101,000	[1]	i Gate Capital Corp.	511,313
22,400	[1]	Micromuse, Inc.	3,801,000
18,500	[1]	Molecular Devices Corp.	1,264,938
71,700	[1]	NetIQ Corp.	6,175,163
182,500	[1]	Netro Corp.	3,980,781
158,000	[1]	ONYX Software Corp.	2,508,250
144,300	[1]	OTG Software, Inc.	4,545,450
207,000	[1]	PRI Automation, Inc.	4,683,375
148,300	[1]	Packeteer, Inc.	3,688,963
172,800	[1]	Pharmacopedia, Inc.	3,153,600
370,000	[1]	Pilot Network Services, Inc.	971,250
75,000	[1]	Pixelworks, Inc.	2,498,438
199,000	[1]	Puma Technology, Inc.	2,698,938
73,500	[1]	Qlogic Corp.	7,111,125
77,450	[1]	REMEC, Inc.	2,308,978
138,000	[1]	RF Micro Devices, Inc.	2,751,375
45,000	[1]	Research in Motion Ltd.	4,500,000
320,000	[1]	S1 Corp.	3,860,000
81,600	[1]	SCM Microsystems, Inc.	3,100,800
21,800	[1]	Sawtek, Inc.	1,109,075
140,600	[1]	SeaChange International, Inc.	3,093,200
77,800	[1]	Semtech Corp.	2,509,050
44,900	[1]	SmartForce PLC, ADR	2,259,733
97,400	[1]	Stanford Microdevices, Inc.	2,441,088
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
43,000	[1]	Tollgrade Communications, Inc.	$4,117,250
191,500	[1]	Trimble Navigation Ltd.	4,548,125
518,500	[1]	USinternetworking, Inc.	1,199,031
75,000	[1]	Varian Semiconductor Equipment Associates, Inc.	1,725,000
49,100	[1]	Veeco Instruments, Inc.	3,250,573
183,700	[1]	Virata Corp.	3,559,188
540,000	[1]	Visual Networks, Inc.	1,991,250
267,000	[1]	WebMD Corp.	3,037,125
37,944	[1]	webMethods, Inc.	3,372,273
107,200	[1]	WebTrends Corp.	3,445,475
127,700	[1]	Wink Communications, Inc.	1,308,925
181,600	[1]	Witness Systems, Inc.	3,268,800

		TOTAL	252,829,511

		Transportation--1.0%
49,200	[1]	Hotel Reservations Network, Inc., Class A	1,722,000
135,000	[1]	Trico Marine Services, Inc.	2,244,375

		TOTAL	3,966,375

		TOTAL COMMON STOCKS (IDENTIFIED COST $487,721,112)	386,800,150

		MUTUAL FUND--0.2%
911,916		Prime Value Obligations Fund, Class IS (at net asset value)	911,916

		TOTAL INVESTMENTS (IDENTIFIED COST $488,633,028)[2]	$387,712,066

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $495,155,779. The net unrealized depreciation of investments on a federal tax basis amounts to $107,443,713 which is comprised of $56,623,567 appreciation and $164,067,280 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($388,926,411) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $488,633,028 and tax cost $495,155,779)		$387,712,066
Cash denominated in foreign currencies (identified cost $29)		25
Income receivable		10,265
Receivable for investments sold		12,577,140
Receivable for shares sold		4,203,673
Deferred organizational costs		2,965

TOTAL ASSETS		404,506,134

Liabilities:
Payable for investments purchased	$13,406,722
Payable for shares redeemed	1,932,569
Accrued expenses	240,432

TOTAL LIABILITIES		15,579,723

Net assets for 18,829,895 shares outstanding		$388,926,411

Net Assets Consist of:
Paid in capital		$491,767,089
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(100,920,966)
Accumulated net realized loss on investments and foreign currency transactions		(1,919,712)

TOTAL NET ASSETS		$388,926,411

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($204,147,912 ÷ 9,759,925 shares outstanding)		$20.92

Offering price per share (100/94.50 of $20.92)[1]		$22.14

Redemption proceeds per share		$20.92

Class B Shares:
Net asset value per share ($142,671,027 ÷ 6,994,460 shares outstanding)		$20.40

Offering price per share		$20.40

Redemption proceeds per share (94.50/100 of $20.40)[1]		$19.28

Class C Shares:
Net asset value per share ($42,107,472 ÷ 2,075,510 shares outstanding)		$20.29

Offering price per share		$20.29

Redemption proceeds per share (99.00/100 of $20.29)[1]		$20.09

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends		$38,620
Interest		142,687

TOTAL INCOME		181,307

Expenses:
Investment adviser fee	$2,880,883
Administrative personnel and services fee	216,930
Custodian fees	27,908
Transfer and dividend disbursing agent fees and expenses	336,260
Directors'/Trustees' fees	3,140
Auditing fees	5,311
Legal fees	7,924
Portfolio accounting fees	99,711
Distribution services fee--Class A Shares	279,658
Distribution services fee--Class B Shares	963,600
Distribution services fee--Class C Shares	255,452
Shareholder services fee--Class A Shares	34,212
Shareholder services fee--Class B Shares	321,200
Shareholder services fee--Class C Shares	85,151
Share registration costs	216,155
Printing and postage	85,666
Insurance premiums	1,818
Miscellaneous	11,737

TOTAL EXPENSES	5,832,716

Waiver and Reimbursement:
Waiver of investment adviser fee	(57,684)
Reimbursement of investment adviser fee	(47)

TOTAL WAIVER AND REIMBURSEMENT	(57,731)

Net expenses		5,774,985

Net operating loss		(5,593,678)

Realized and Unrealized Loss on Investments and Foreign Currency:
Net realized loss on investments, foreign currency transactions and options		(1,027,005)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(133,844,050)

Net realized and unrealized loss on investments and foreign currency		(134,871,055)

Change in net assets resulting from operations		$(140,464,733)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(5,593,678)	$(971,976)
Net realized gain (loss) on investments, foreign currency transactions and options ($4,602,512 and $4,294,478, respectively, as computed for federal tax purposes)	(1,027,005)	4,286,845
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(133,844,050)	24,983,153

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(140,464,733)	28,298,022

Distributions from net realized gain on investments, foreign currency transactions and options:
Class A Shares	(193,538)	--
Class B Shares	(454,819)	--
Class C Shares	(82,111)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(730,468)	--

Share Transactions:
Proceeds from sale of shares	658,807,396	70,282,661
Proceeds from shares issued in connection with the tax-free acquisition of assets from:
IAI Emerging Growth Fund	44,869,639	--
IAI Long Term Growth Fund	6,064,460	--
IAI Capital Appreciation Fund	14,399,735	--
Net asset value of shares issued to shareholders in payment of distributions declared	622,226	--
Cost of shares redeemed	(265,061,780)	(56,436,875)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	459,701,676	13,845,786

Change in net assets	318,506,475	42,143,808

Net Assets:
Beginning of period	70,419,936	28,276,128

End of period	$388,926,411	$70,419,936

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$21.02	$11.19	$13.31	$10.00
Income From Investment Operations:
Net operating loss	(0.41)[3]	(0.25)[3]	(0.20)[3]	(0.05)
Net realized and unrealized gain (loss) on Investments, foreign currency transactions and options	0.51	10.08	(1.92)	3.37

TOTAL FROM INVESTMENT OPERATIONS	0.10	9.83	(2.12)	3.32

Less Distributions:
Distributions in excess of net investment income	--	--	--	(0.01)
Distributions from net realized gain on investments, foreign currency transactions and options	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.20)	--	(0.00)[4]	(0.01)

Net Asset Value, End of Period	$20.92	$21.02	$11.19	$13.31

Total Return[5]	0.33%	87.85%	(15.91%)	33.21%

Ratios to Average Net Assets:

Expenses	1.58%	1.76%	1.76%	1.74%[6]

Net operating loss	(1.53%)	(1.60%)	(1.56%)	(0.96%)[6]

Expense waiver/reimbursement[7]	0.02%	0.74%	1.36%	8.97%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$204,148	$18,078	$7,549	$4,148

Portfolio turnover	97%	99%	91%	97%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$20.64	$11.07	$13.27	$10.00
Income From Investment Operations:
Net operating loss	(0.61)[3]	(0.36)	(0.30)[3]	(0.08)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and options	0.57	9.93	(1.90)	3.35

TOTAL FROM INVESTMENT OPERATIONS	(0.04)	9.57	(2.20)	3.27

Less Distributions:
Distributions in excess of net investment income	--	--	--	(0.00)[4]
Distributions from net realized gain on investments, foreign currency transactions and options	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.20)	--	(0.00)[4]	(0.00)[4]

Net Asset Value, End of Period	$20.40	$20.64	$11.07	$13.27

Total Return[5]	(0.35%)	86.45%	(16.56%)	32.75%

Ratios to Average Net Assets:

Expenses	2.33%	2.51%	2.51%	2.51%[6]

Net operating loss	(2.26%)	(2.34%)	(2.33%)	(1.96%)[6]

Expense waiver/reimbursement[7]	0.02%	0.74%	1.32%	7.25%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$142,671	$44,091	$17,783	$7,184

Portfolio turnover	97%	99%	91%	97%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$20.54	$11.02	$13.20	$10.00
Income From Investment Operations:
Net operating loss	(0.60)[3]	(0.36)	(0.29)[3]	(0.06)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and options	0.55	9.88	(1.89)	3.26

TOTAL FROM INVESTMENT OPERATIONS	(0.05)	9.52	(2.18)	3.20

Less Distributions:
Distributions in excess of net investment income	--	--	--	(0.00)[4]
Distributions from net realized gain on investments, foreign currency transactions and options	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.20)	--	(0.00)[4]	(0.00)[4]

Net Asset Value, End of Period:	$20.29	$20.54	$11.02	$13.20

Total Return[5]	(0.40%)	86.39%	(16.49%)	32.04%

Ratios to Average Net Assets:

Expenses	2.33%	2.51%	2.51%	2.53%[6]

Net operating loss	(2.27%)	(2.34%)	(2.32%)	(1.95%)[6]

Expense waiver/reimbursement[7]	0.02%	0.74%	1.32%	7.23%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$42,107	$8,251	$2.944	$957

Portfolio turnover	97%	99%	91%	97%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

On September 15, 2000, the Fund acquired all the net assets of three Investment Advisers Inc. (IAI) funds (IAI Emerging Growth Fund, IAI Long Term Growth Fund and IAI Capital Appreciation Fund) in tax-free reorganizations as follows:

	Class A Shares of the Fund Issued	IAI Funds' Net Assets Received	Unrealized Appreciation[1]
IAI Emerging Growth Fund	1,647,197	$44,869,639	$6,994,355
IAI Long Term Growth Fund	222,631	6,064,460	54,970
IAI Capital Appreciation Fund	528,624	14,399,735	2,290,762

TOTAL	2,398,452	$65,333,834	$9,340,087

	Net Assets of the Fund Prior to Combination	Net Assets of IAI Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
IAI Emerging Growth Fund		$44,869,639
IAI Long Term Growth Fund		6,064,460
IAI Capital Appreciation Fund		14,399,735

TOTAL	$425,802,661	$65,333,834	$491,136,495

1 Unrealized Appreciation is included in the IAI Funds' Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Accumulated Net Realized Loss	Undistributed Net Investment Income	Paid in Capital
$(720,189)	$5,593,678	$(4,873,489)

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Deferred Expenses

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,527,703	$369,334,134	1,362,919	$21,757,131
Shares issued in connection with the tax-free acquisition of assets from: IAI Emerging Growth Fund	1,647,197	44,869,639	--	--
IAI Long Term Growth Fund	222,631	6,064,460
IAI Capital Appreciation Fund	528,624	14,399,735
Shares issued to shareholders in payment of distributions declared	7,146	176,332	--	--
Shares redeemed	(6,033,518)	(166,069,393)	(1,177,472)	(18,564,652)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	8,899,783	$268,774,907	185,447	$3,192,479

Year Ended October 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,558,169	$187,937,494	2,013,691	$32,485,681
Shares issued to shareholders in payment of distributions declared	15,308	370,988	--	--
Shares redeemed	(1,715,122)	(46,173,508)	(1,484,175)	(24,012,690)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	4,858,355	$142,134,974	529,516	$8,472,991

Year Ended October 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,662,224	$101,535,768	1,065,293	$16,039,849
Shares issued to shareholders in payment of distributions declared	3,107	74,906	--	--
Shares redeemed	(1,991,504)	(52,818,879)	(930,835)	(13,859,533)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,673,827	$48,791,795	134,458	$2,180,316

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	15,431,965	$459,701,676	849,421	$13,845,786

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. Effective March 1, 2000, the Fund began to accrue and pay a distribution service fee on Class A Shares.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%

Class B Shares	0.75%

Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. Effective March 1, 2000, the Fund no longer accrued or paid a shareholder services fee for Class A Shares.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organization expenses of $13,912 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 2000, the Fund expensed $3,359 of organizational expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000 were as follows:

Purchases	$ 666,627,507

Sales	$273,536,953

CONCENTRATION OF CREDIT RISK

The fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Aggressive Growth Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the years ended October 31, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented ending prior to October 31, 1999 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Aggressive Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Aggressive Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172875
Cusip 314172867
Cusip 314172859

G02072-03 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund

A Portfolio of Federated Equity Funds

24TH ANNUAL REPORT

October 31, 2000

Established 1977

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Capital Appreciation Fund

President's Message

Dear Fellow Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 24th Annual Report. As of October 31, 2000, the fund's total net assets of $945.5 million were spread across 118 issues of mid-cap and large-cap corporations. The fund is invested in equities, and its broad diversification in terms of number of issues and allocation to all industry sectors contributed to the positive total return in an environment experiencing volatility in all sectors. Many of the fund's holdings are household names such as Abbott Laboratories, America Online, and Exxon Mobil Corp. The fund's management team seeks out many of the fastest-growing companies in the United States, and these corporations generally have high price-to-earnings ratios along with high estimated growth rates.

This report covers the 12-month reporting period from November 1, 1999 through October 31, 2000. It begins with an interview with the fund's portfolio manager, Bernard J. Picchi, Senior Vice President of Federated Investment Management Company. Following his discussion on the U.S. equity market and recent activity in the fund's portfolio are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

During the 12-month reporting period, the stock market experienced extreme volatility, especially in the technology sector. The fund's weighting in technology during the past 12-month reporting period was as high as 33% and as low as 18%; the fund's current allocation to technology is 24.3%. Additionally, the fund held overweight positions in comparison to the Standard & Poor's 500 (S&P 500) Index in the energy, financial services, and health care sectors.

Individual share class total return performance, including income distributions and realized gains, follows.1

	Total Return	Income	Capital Gains	Net Asset Value Increase
Class A Shares	20.61%	$0.073	$1.310	$25.36 to $29.05 = 14.6%
Class B Shares	19.71%	$0.000	$1.310	$25.09 to $28.58 = 13.9%
Class C Shares	19.68%	$0.000	$1.310	$25.07 to $28.55 = 13.9%

Currently, we see significant day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you have two easy ways to increase your opportunity to participate in the growth and earnings of these high-quality U.S. corporations. First, you can reinvest your quarterly dividends and capital gains automatically in additional shares to help your shares increase in number through the benefits of compounding. Second, you can "pay yourself first," by adding to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account. Buying shares regularly (i.e., monthly additions of the same dollar amount) could give you the opportunity to accumulate more shares in your account at an average lower cost per share.2 Please contact your investment representative for more information.

Thank you for entrusting a portion of your wealth to Federated Capital Appreciation Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 13.96%, 14.21%, and 18.68%, respectively.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Bernard J. Picchi, CFA

Senior Vice President

Federated Investment Management
Company

Investment Review

What is your view of the volatile stock market over the 12-month reporting period?

Actually, recent analyses have shown that the market's overall volatility has diminished in recent years. Rather, it is the volatility of individual stocks that has increased. This supports the case for well-diversified "core" equity funds like Federated Capital Appreciation Fund, whose many holdings across many industry sectors allow investors to participate in the expected growth of the equity market, while substantially reducing their exposure to the risk of owning any single security.

How do you see the growth potential for higher quality versus more speculative technology stocks?

There is always a place for relatively new and unseasoned technology stocks in a portfolio. Technology, by its very nature, involves the development and commercial implementation of new processes, new equipment and new ideas. Unfortunately, we are at a time in the stock market when investors are less warmly embracing of speculative technologies than they were in the last couple of years. As a result, we have sharply curtailed our commitment to the technology sector over the past year, especially emerging telecommunications companies.

Is it likely that the Federal Reserve Board will raise interest rates any more?

We believe that the Federal Reserve Board is unlikely to raise interest rates again during the current business cycle. As a result, we expect price/earnings ratios to rise in the next year or so, and we believe that interest rate sensitive equities (especially financial service stocks) should perform well over the next year.

How did Federated Capital Appreciation Fund perform for its shareholders during the fiscal year?

For the 12-month reporting period ended October 31, 2000, the fund's Class A Shares produced a very attractive total return of 20.61%, based on net asset value. The fund's Class B and C Shares delivered total returns of 19.71% and 19.68%, respectively, based on net asset value. The fund's returns were significantly above the 6.08% return of the S&P 500 Index over the same period.1

What industries and companies were outstanding performers in the portfolio?

The top contributors to performance were certain technology companies such as data storage company EMC Corp. Mass (1.1% of net assets) and Sun Microsystems, Inc. (0.8% of net assets), as well as photonics companies such as SDL, Inc. (0.5% of net assets). Energy stocks such as Exxon Mobil Corp. (0.9% of net assets), Anadarko Petroleum Corp. (1.2% of net assets), and R&B Falcon Corp. (0.7% of net assets) were outstanding performers, as were financial services companies such as Metropolitan Life Insurance, Co. (1.7% of net assets) and Ace, Ltd. (1.6% of net assets).

Our health care analyst correctly predicted earlier this year that Abbott Laboratories (2.1% of net assets) would be a standout performer (it was), and this became our largest fund holding. A brand-name drug company lives and dies by the patented products it has the exclusive right to market, and our analyst correctly saw that Abbott had a relatively small exposure to patent expiration.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

What changes did you make in sector weightings?

We reduced the fund's exposure to technology and telecommunications sectors in the first quarter of this year, directing the proceeds into financial services and health care sectors. The sector allocation as of October 31, 2000 follows:

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	24.3%	28.1%
Financials	17.4%	15.5%
Health Care	15.5%	12.2%
Consumer Staples	9.4%	10.9%
Energy	6.7%	5.9%
Capital Goods	6.5%	8.7%
Communication Services	6.4%	6.4%
Consumer Cyclicals	4.4%	6.5%
Utilities	3.4%	3.3%
Basic Materials	1.9%	1.9%
Transportation	0.3%	0.6%
Other	1.5%	--

What were some of the fund's recent stock purchases?

More recently, we have purchased certain business software stocks, such as BEA Systems, Inc. (0.7% of net assets) and Siebel Systems, Inc. (0.8% of net assets), believing that these companies' products offer some of the highest potential for accelerating users' productivity.

We have also recently established new holdings in defense (General Dynamics Corp., 0.6% of net assets), health care services (HEALTHSOUTH Corp., 1.2% of net assets) and energy (EOG Resources Inc., 0.7% of net assets). These companies tend to be less exposed to an economic slowdown and their valuations do not reflect improving industry fundamentals, i.e., government surplus spending, improved pricing, and gas supply shortages, respectively.

What were the fund's top ten holdings as of October 31, 2000?

Name	Percentage of Net Assets
Abbott Laboratories	2.1%
DST Systems, Inc.	1.9%
Met Life Convert. Units	1.7%
Alliance Capital Management Holdings	1.6%
Ace Ltd., PRIDES	1.6%
Baxter International, Inc.	1.5%
Sanmina Corp. Conv. Bonds	1.5%
State Street Corp.	1.4%
Allergen, Inc.	1.3%
Chase Manhattan Corp.	1.3%
TOTAL	15.9%

Of further interest to all shareholders is the fund's merger with IAI Regional Fund. What is the impact on the fund?

On September 18, 2000, the assets (securities and cash) of the IAI Regional Fund merged with the assets of Federated Capital Appreciation Fund. This increased the size of our fund by about $167 million. As a result, our fund held more than 13% cash immediately after the merger. We have deployed some of that cash in selective purchases, especially in health care and financial services.

It has been a good year for shareholders of Federated Capital Appreciation Fund. What is your outlook for the stock market as we approach the year 2001?

We are reasonably optimistic about the market's performance next year. We think that the "wretched excess" we saw in dot coms last year is gone from the equity markets. We think, though, that there may be greater-reaching impacts on the telephone and telecommunications equipment makers from the current indigestion in the high-yield debt market than most equity investors realized three to six months ago. Thus, we continue to be very cautious towards those sectors. Investors will come back to the technology sector, but their approach may have a different emphasis than it has had in the last year or so, with more emphasis on recurring revenue themes, "growth at a reasonable price," and less on start-up, highly leveraged companies. We look for continued good performances in the health care, financial services and consumer staples sectors.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $24,000 in the Class A Shares of Federated Capital Appreciation Fund on 1/1/77, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $729,559 on 10/31/00. You would have earned a 15.40%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 27.04%, 23.03%, and 20.15%, respectively. Class B Shares' average annual 1-year and since inception (1/4/96) total returns were 27.87% and 23.08%, respectively. Class C Shares' average annual 1-year and since inception (1/4/96) total returns were 32.39% and 23.25%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 23 years (reinvesting all dividends and capital gains) grew to $247,098.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 1/1/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $24,000, but your account would have reached a total value of $247,0981 by 10/31/00. You would have earned an average annual total return of 16.13%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile: Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1990, they invested $5,000 in the Class A Shares of Federated Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over ten years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $114,015. This represents a 19.76% average annual total return.1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Capital Appreciation Fund--Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED CAPITAL APPRECIATION FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1990 to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	13.96%
5 Years	22.10%
10 Years	20.05%
Start of Performance (1/1/1977)	15.40%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Capital Appreciation Fund--Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED CAPITAL APPRECIATION FUND

The graph below illustrates the hypothetical investment of $10,0001 the Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	14.21%
Start of Performance (1/4/1996)	21.72%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Capital Appreciation Fund--Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED CAPITAL APPRECIATION FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2000, compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	18.68%
Start of Performance (1/4/1996)	21.89%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--78.0%
		Basic Materials--1.9%
313,600		Alcoa, Inc.	$8,996,400
160,600		Bowater, Inc.	8,692,475

		TOTAL	17,688,875

		Capital Goods--5.1%
78,000		Corning, Inc.	5,967,000
162,000		Deere & Co.	5,963,625
81,000		General Dynamics Corp.	5,796,562
113,000		General Electric Co.	6,193,812
227,005		Koninklijke (Royal) Philips Electronics NV, ADR	9,066,012
67,500		Minnesota Mining & Manufacturing Co.	6,522,188
411,000		Waste Management, Inc.	8,220,000

		TOTAL	47,729,199

		Communication Services--3.5%
429,000	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	7,722,000
293,500		Broadwing, Inc.	8,291,375
167,700	[1]	Qwest Communications International, Inc.	8,154,413
82,200		Telephone and Data System, Inc.	8,672,100

		TOTAL	32,839,888

		Consumer Cyclicals--3.8%
100,000	[1]	Gemstar-TV Guide International, Inc.	6,856,250
128,100		Knight-Ridder, Inc.	6,437,025
196,500		Lowe's Cos., Inc.	8,977,594
14,000		Omnicom Group, Inc.	1,291,500
313,500	[1]	Ticketmaster Online-CitySearch, Inc.	5,016,000
398,500	[1]	Toys `R' Us, Inc.	6,849,219

		TOTAL	35,427,588

		Consumer Staples--6.8%
171,800		Anheuser-Busch Cos., Inc.	7,859,850
157,500		Avon Products, Inc.	7,638,750
384,700	[1]	Charter Communications, Inc.	7,501,650
206,400		News Corp. Ltd., ADR	7,469,100
93,000		PepsiCo, Inc.	4,504,688
108,100		Quaker Oats Co.	8,816,906
339,600		Ralston Purina Co.	8,235,300
Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--continued
90,345	[1]	Viacom, Inc., Class B	$5,138,372
162,000		Walgreen Co.	7,391,250

		TOTAL	64,555,866

		Energy--4.7%
91,000	[1]	Cooper Cameron Corp.	4,959,500
120,000		Diamond Offshore Drilling, Inc.	4,147,500
178,400		EOG Resources, Inc.	7,024,500
99,392		Exxon Mobil Corp.	8,864,524
294,800		Global Marine, Inc.	7,812,200
129,200		Halliburton Co.	4,788,475
272,700	[1]	R&B Falcon Corp.	6,817,500

		TOTAL	44,414,199

		Financials--13.3%
322,300		Alliance Capital Management Holding LP	15,470,400
206,000		Bank of New York Co., Inc.	11,857,875
108,200		Capital One Financial Corp.	6,830,125
274,200		Chase Manhattan Corp.	12,476,100
136,997		Citigroup, Inc.	7,209,467
209,600		Edwards(AG), Inc.	10,637,200
193,500		Gallagher (Arthur J.) & Co.	12,214,687
135,200		Legg Mason, Inc.	7,021,950
82,100		Lehman Brothers Holdings, Inc.	5,295,450
160,000		Mellon Financial Corp.	7,720,000
90,000		Morgan Stanley, Dean Witter & Co.	7,228,125
98,900		SEI Investments, Co.	8,975,175
104,900		State Street Corp.	13,085,226

		TOTAL	126,021,780

		Health Care--14.5%
383,500		Abbott Laboratories	20,253,594
151,000		Allergan, Inc.	12,693,437
129,200		American Home Products Corp.	8,204,200
86,500	[1]	Amgen, Inc.	5,011,594
169,800		Baxter International, Inc.	13,955,438
133,300		Bristol-Myers Squibb Co.	8,122,969
117,400		Dentsply International, Inc.	4,072,312
426,600	[1]	Diametrics Medical, Inc.	3,519,450
70,700	[1]	Genentech, Inc.	5,832,750
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
954,200	[1]	HEALTHSOUTH, Corp.	$11,450,400
135,200		Medtronic, Inc.	7,343,050
68,700		Merck & Co., Inc.	6,178,706
57,800		Pfizer, Inc.	2,496,238
162,200	[1]	St. Jude Medical, Inc.	8,921,000
159,000		Teva Pharmaceutical Industries Ltd., ADR	9,400,875
83,800		Wellpoint Health Networks, Inc.	9,799,363

		TOTAL	137,255,376

		Technology--22.3%
211,100	[1]	ACTV, Inc.	2,078,016
151,500	[1]	ADC Telecommunications, Inc.	3,238,312
137,400		Adobe System, Inc.	10,450,987
128,400	[1]	Akamai Technologies, Inc.	6,548,400
192,000	[1]	America Online, Inc.	9,682,560
148,200	[1]	Analog Devices, Inc.	9,633,000
56,700	[1]	Ariba, Inc.	7,165,462
92,000	[1]	BEA Systems, Inc.	6,601,000
54,100		Check Point Software Technologies Ltd.	8,568,087
108,100	[1]	Commerce One, Inc.	6,938,669
291,000	[1]	DST Systems, Inc.	17,932,875
115,700	[1]	EMC Corp. Mass	10,304,531
140,700	[1]	FIserv, Inc.	7,377,956
41,100		I2 Technologies, Inc.	6,987,000
80,000	[1]	Inktomi Corp.	5,075,000
203,000	[1]	Intuit, Inc.	12,471,812
44,000	[1]	JDS Uniphase Corp.	3,583,250
64,500		Network Appliance, Inc.	7,675,500
96,000		Nortel Networks Corp.	4,368,000
213,000	[1]	Oracle Corp.	7,029,000
107,000	[1]	Qlogic Corp.	10,352,250
220,800	[1]	RF Micro Devices, Inc.	4,402,200
17,500	[1]	SDL, Inc.	4,536,875
119,000		Sandisk Corp.	6,394,391
75,700	[1]	Siebel Systems, Inc.	7,943,769
65,400	[1]	Sun Microsystems, Inc.	7,251,225
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
216,400		SunGuard Data Systems, Inc.	$11,063,450
41,500	[1]	Verisign, Inc.	5,478,000

		TOTAL	211,131,577

		Transportation--0.3%
54,100		C.H. Robinson Worldwide, Inc.	2,958,594

		Utilities--1.8%
66,500		FPL Group, Inc.	4,389,000
130,700		Montana Power Co.	3,692,275
158,498		SCANA Corp.	4,200,197
115,700		Williams Cos., Inc. (The)	4,837,706

		TOTAL	17,119,178

		TOTAL COMMON STOCKS (IDENTIFIED COST $598,599,422)	737,142,120

		CORPORATE BONDS--5.8%
		Capital Goods--1.5%
5,250,000		Sanmina Corp., Conv. Bond, 4.25%, 5/1/2004	13,906,673

		Communication Services--1.9%
10,000,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 3/15/2010	6,082,700
8,750,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	7,539,000
4,750,000		NEXTEL Communications, Inc., Conv. Sr. Note, 5.25%, 1/15/2010	4,092,600

		TOTAL	17,714,300

		Consumer Cyclicals--0.6%
1,060,000	[2]	Omnicom Group, Inc., Conv. Bond, 2.25%, 1/6/2013	2,015,367
2,000,000		Omnicom Group, Inc., Sub. Deb., 2.25%, 1/6/2013	3,802,580

		TOTAL	5,817,947

		Energy--1.1%
13,500,000		Anadarko Petroleum Corp., Conv. Bond, 3.50%, 3/7/2020	10,887,075

		Technology--0.7%
7,250,000		International Rectifier Corp., Conv. Bond, 4.25%, 7/15/2007	6,197,880
1,160,000		RF Micro Devices, Inc., Conv. Bond, 3.75%, 8/15/2005	839,620

		TOTAL	7,037,500

		TOTAL CORPORATE BONDS (IDENTIFIED COST $52,546,294)	55,363,495

		PREFERRED STOCKS--12.4%
		Communication Services--1.1%
64,000		XO Communications, Inc., Conv. Pfd., $1.63	9,960,000

Shares			Value
		PREFERRED STOCKS--continued
		Consumer Staples--2.7%
165,000		Cox Communications, Inc., PRIDES, $3.50	$9,652,500
92,000		Cox Communications, Inc., PRIDES, $6.59	7,153,000
174,500		XM Satellite Radio Holdings, Inc., Conv. Pfd., $1.12	8,666,543

		TOTAL	25,472,043

		Energy--0.8%
279,000		Valero Energy Corp., Conv. Pfd., $1.94	7,812,000

		Financials--4.1%
191,000		Ace, Ltd., PRIDES, $2.20	15,423,250
165,500		Lehman Brothers Holdings, Inc., Conv. Pfd., $1.31	6,951,000
187,000		Metropolitan Life Insurance Co., Conv. Pfd., $5.68	16,385,875

		TOTAL	38,760,125

		Health Care--0.9%
180,500		Monsanto Co., Conv. Pfd., $2.60	8,697,844

		Technology--1.2%
205,500		Amdocs Ltd., Conv. Pfd., $1.51	11,713,500

		Utilities--1.6%
216,000		K N Energy, Inc., Conv. Pfd., $3.55	11,353,500
57,500		Southern Energy, Inc., Conv. Pfd., $0.44	3,496,719

		TOTAL	14,850,219

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $100,455,993)	117,265,731

		MUTUAL FUND--1.5%
13,975,291		Prime Value Obligations Fund, Class IS (at net asset value)	13,975,291

		TOTAL INVESTMENTS (IDENTIFIED COST $765,577,000)[3]	$923,746,637

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At October 31, 2000, these securities amounted to $2,015,367 which represents 0.2% of net assets.

3 The cost of investments for federal tax purposes amounts to $767,200,695. The net unrealized appreciation of investments on a federal tax basis amounts to $156,545,942 which is comprised of $180,982,796 appreciation and $24,436,854 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($945,492,944) at October 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $765,577,000 and tax cost $767,200,695)		$923,746,637
Income receivable		938,383
Receivable for investments sold		21,759,731
Receivable for shares sold		7,131,989

TOTAL ASSETS		953,576,740

Liabilities:
Payable for investments purchased	$6,265,318
Payable for shares redeemed	1,345,411
Options written, at value (premium received $424,836)	17,688
Accrued expenses	455,379

TOTAL LIABILITIES		8,083,796

Net assets for 32,725,224 shares outstanding		$945,492,944

Net Assets Consist of:
Paid in capital		$732,091,552
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency		158,576,785
Accumulated net realized gain on investments and foreign currency transactions		54,824,310
Undistributed net investment income		297

TOTAL NET ASSETS		$945,492,944

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($637,522,601 ÷ 21,946,642 shares outstanding)		$29.05

Offering price per share (100/94.50 of $29.05)[1]		$30.74

Redemption proceeds per share		$29.05

Class B Shares:
Net asset value per share ($266,173,544 ÷ 9,314,786 shares outstanding)		$28.58

Offering price per share		$28.58

Redemption proceeds per share (94.50/100 of $28.58)[1]		$27.01

Class C Shares:
Net asset value per share ($41,796,799 ÷ 1,463,796 shares outstanding)		$28.55

Offering price per share		$28.55

Redemption proceeds per share (99.00/100 of $28.55)[1]		$28.26

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $36,293)			$6,809,166
Interest			3,569,473

TOTAL INCOME			10,378,639

Expenses:
Investment adviser fee		$4,707,785
Administrative personnel and services fee		472,701
Custodian fees		44,470
Transfer and dividend disbursing agent fees and expenses		548,613
Directors'/Trustees' fees		5,852
Auditing fees		17,741
Legal fees		4,763
Portfolio accounting fees		126,466
Distribution services fee--Class B Shares		1,448,701
Distribution services fee--Class C Shares		201,617
Shareholder services fee--Class A Shares		1,018,713
Shareholder services fee--Class B Shares		482,900
Shareholder services fee--Class C Shares		67,206
Share registration costs		134,361
Printing and postage		102,898
Insurance premiums		2,046
Miscellaneous		20,882

TOTAL EXPENSES		9,407,715

Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee	$(2,230)
Fees paid indirectly from directed broker arrangements	(17,592)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTIONS		(19,822)

Net expenses			9,387,893

Net investment income			990,746

Realized and Unrealized Gain on Investment, Options, Futures and Foreign Currency:
Net realized gain on investments, options, futures and foreign currency transactions			55,127,569
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			15,417,901

Net realized and unrealized gain on investments, options, futures and foreign currency transactions			70,545,470

Change in net assets resulting from operations			$71,536,216

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$990,746	$126,335
Net realized gain on investments, options, futures and foreign currency transactions ($56,100,373 and $22,008,654, respectively, as computed for federal tax purposes)	55,127,569	21,987,600
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	15,417,901	70,472,545

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	71,536,216	92,586,480

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(996,077)	(589,166)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(14,302,972)	(6,933,488)
Class B Shares	(5,803,301)	(2,217,536)
Class C Shares	(702,121)	(250,672)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,804,471)	(9,990,862)

Share Transactions:
Proceeds from sale of shares	605,472,799	170,508,287
Proceeds from shares issued in connection with the tax-free acquisition of assets from the IAI Regional Fund	166,854,568	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Suburban Bank Trust conversion	6,581,387	--
Net asset value of shares issued to shareholders in payment of distributions declared	15,520,690	5,791,068
Cost of shares redeemed	(280,146,081)	(91,131,681)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	514,283,363	85,167,674

Change in net assets	564,015,108	167,763,292

Net Assets:
Beginning of period	381,477,836	213,714,544

End of period (including undistributed net investment income of $297 and $0, respectively)	$945,492,944	$381,477,836

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)1

	Year Ended October 31,				Period Ended	Year Ended
	2000	1999 [2]	1998	1997	10/31/1996 [3]	12/31/1995 [4]
Net Asset Value, Beginning of Period	$25.36	$18.73	$20.08	$16.17	$14.60	$11.47
Income From Investment Operations:
Net investment income	0.11	0.06	0.09	0.09	0.04	0.18
Net realized and unrealized gain on investments	4.96	7.46	1.01	4.85	1.89	4.07

TOTAL FROM INVESTMENT OPERATIONS	5.07	7.52	1.10	4.94	1.93	4.25

Less Distributions:
Distributions from net investment income	(0.07)	(0.07)	(0.12)	(0.11)	(0.03)	(0.18)
Distributions from net realized gain on investments	(1.31)	(0.82)	(2.33)	(0.92)	(0.33)	(0.94)

TOTAL DISTRIBUTIONS	(1.38)	(0.89)	(2.45)	(1.03)	(0.36)	(1.12)

Net Asset Value, End of Period	$29.05	$25.36	$18.73	$20.08	$16.17	$14.60

Total Return[5]	20.61%	41.17%	6.23%	32.10%	13.36%	37.17%

Ratios to Average Net Assets:
Expenses	1.24%	1.27%	1.29%	1.23%	1.23%[6]	1.08%

Net investment income	0.41%	0.26%	0.44%	0.85%	0.31%[6]	1.29%

Expense waiver/reimbursement[7]	0.00%[8]	--	0.02%	0.07%	0.27%[6]	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$637,523	$262,083	$158,587	$148,175	$108,804	$98,200

Portfolio turnover	126%	55%	68%	85%	79%	81%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.

4 Amounts presented prior to January 1, 1996 represent results of operations for Federated Exchange Fund, Ltd.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

8 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)1

	Year Ended October 31,				Period Ended
	2000	1999 [2]	1998	1997	10/31/1996 [3]
Net Asset Value, Beginning of Period	$25.09	$18.62	$20.04	$16.12	$14.70
Income From Investment Operations:
Net investment income (net operating loss)	0.01	(0.07)	(0.03)	0.12	(0.04)[4]
Net realized and unrealized gain on investments	4.79	7.36	0.96	4.72	1.80

TOTAL FROM INVESTMENT OPERATIONS	4.80	7.29	0.93	4.84	1.76

Less Distributions:
Distributions from net investment income	--	--	(0.02)	--	(0.01)
Distributions from net realized gain on investments	(1.31)	(0.82)	(2.33)	(0.92)	(0.33)

TOTAL DISTRIBUTIONS	(1.31)	(0.82)	(2.35)	(0.92)	(0.34)

Net Asset Value, End of Period	$28.58	$25.09	$18.62	$20.04	$16.12

Total Return[5]	19.71%	40.12%	5.20%	31.65%	12.00%

Ratios to Average Net Assets:

Expenses	1.99%	2.02%	2.04%	1.98%	1.98%[6]

Net investment income (net operating loss)	(0.32%)	(0.49%)	(0.31%)	0.07%	(0.36%)[6]

Expense waiver/reimbursement[7]	0.00%[8]	--	0.02%	0.06%	0.27%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$266,173	$106,528	$49,242	$21,636	$6,369

Portfolio turnover	126%	55%	68%	85%	79%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

4 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

8 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)1

	Year Ended October 31,				Period Ended
	2000	1999 [2]	1998	1997	10/31/1996 [3]
Net Asset Value, Beginning of Period	$25.07	$18.61	$19.95	$16.13	$14.70
Income From Investment Operations:
Net investment income (net operating loss)	0.03	(0.07)	(0.04)	0.13	(0.04)[4]
Net realized and unrealized gain on investments	4.76	7.35	1.05	4.61	1.81

TOTAL FROM INVESTMENT OPERATIONS	4.79	7.28	1.01	4.74	1.77

Less Distributions:
Distributions from net investment income	--	--	(0.02)	--	(0.01)
Distributions from net realized gain on investments	(1.31)	(0.82)	(2.33)	(0.92)	(0.33)

TOTAL DISTRIBUTIONS	(1.31)	(0.82)	(2.35)	(0.92)	(0.34)

Net Asset Value, End of Period	$28.55	$25.07	$18.61	$19.95	$16.13

Total Return[5]	19.68%	40.09%	5.67%	30.90%	12.05%

Ratios to Average Net Assets:

Expenses	1.99%	2.02%	2.04%	1.98%	1.98%[6]

Net investment income (net operating loss)	(0.31%)	(0.49%)	(0.31%)	0.08%	(0.37%)[6]

Expense waiver/reimbursement[7]	0.00%[8]	--	0.02%	0.06%	0.27%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$41,797	$12,866	$5,885	$2,614	$710

Portfolio turnover	126%	55%	68%	85%	79%

1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

4 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

8 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) Regional Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Regional Fund Net Assets Received	Unrealized Appreciation	[1]
5,523,157	$166,854,568	$28,314,395

Net Assets of the Fund Prior to Combination	Net Assets of IAI Regional Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$772,382,119	$166,854,568	$939,236,687

1 Unrealized Appreciation is included in the IAI Regional Fund Net Assets Received amount shown above.

On June 16, 2000, the Fund received a tax-free transfer of assets from Suburban Bank Trust, a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
222,570	$6,581,387	$126,525		$648,051,464	$6,581,387	$654,632,851

2 Unrealized appreciation is included in the Suburban Bank Trust Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, (other fixed income and asset backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for book and tax differences. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Loss	Accumulated Distributions in Excess of Net Investment Income
$1,088,018	$(1,469,909)	$381,891

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2000, the Fund had a realized gain of $899,974 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 10/31/1999	--	$ --

Options written	6,025	1,324,810

Options expired	(5,850)	(899,974)

Options closed	--	--

Outstanding at 10/31/2000	175	$ 424,836

At October 31, 2000, the Fund had the following outstanding options:

Issuer	Type	Expiration Date	Exercise Price	Number of Contracts	Unrealized Appreciation	Market Value
SDL, Inc.	Call	11/20/00	$360	120	$321,379	$14,250

SDL, Inc.	Call	11/20/00	400	55	85,769	3,438

TOTALS				175	$407,148	$17,688

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	13,258,058	$384,679,859	3,965,271	$89,316,033
Shares issued in connection with the tax-free acquisition of assets from the IAI Regional Fund	5,523,157	166,854,568	--	--
Shares issued in connection with the tax-free transfer of assets from Suburban Bank Trust conversion	222,570	6,581,387	--	--
Shares issued to shareholders in payment of distributions declared	359,714	9,434,358	167,223	3,486,237
Shares redeemed	(7,752,653)	(225,067,643)	(2,264,150)	(48,870,735)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	11,610,846	$342,482,529	1,868,344	$43,931,535

Year Ended October 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,849,950	$167,400,217	2,203,365	$50,445,518
Shares issued to shareholders in payment of distributions declared	210,118	5,404,250	100,461	2,066,497
Shares redeemed	(991,926)	(28,425,753)	(702,195)	(15,802,656)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	5,068,142	$144,378,714	1,601,631	$36,709,359

Year Ended October 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,872,943	$53,392,723	1,323,919	$30,746,736
Shares issued to shareholders in payment of distributions declared	26,530	682,082	11,597	238,334
Shares redeemed	(948,955)	(26,652,685)	(1,138,515)	(26,458,290)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	950,518	$27,422,120	197,001	$4,526,780

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	17,629,506	$514,283,363	3,666,976	$85,167,674

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $17,592 under these arrangements.

Interfund Transactions

During the year ended October 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $436,329,348 and $424,656,129 respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$1,067,973,808

Sales	$ 752,945,041

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE
SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the years ended October 31, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented ending prior to October 31, 1999, were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion therein.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883

G01649-04 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund

A Portfolio of Federated Equity Funds

2ND ANNUAL REPORT

October 31, 2000

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Large Cap Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Large Cap Growth Fund was created in December, 1998, and I am pleased to present its second Annual Report. This fund invests in approximately 100 major growth corporations with market capitalizations over $60 billion on average. You can easily recognize most of the fund's holdings. They are some of the largest U.S. companies, which are also the country's fastest-growing companies in 11 industry sectors. The fund's net assets totaled $885 million on October 31, 2000, and the fund served over 39,050 shareholders.

This report covers the 12-month period from November 1, 1999 through October 31, 2000. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Senior Vice President of Federated Investment Management Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's diversified stock holdings, and second is the publication of the fund's financial statements.

This growth stock fund gives investors the opportunity to pursue capital appreciation and attractive after-tax total returns by owning shares of approximately 100 of the largest companies in the growth stock universe--high-quality, well-established companies that have not only helped the stock market's growth in the past five to ten years, but also contributed to the growth of our country. These companies are typically successful world-class leaders with long histories of earnings and growth--seasoned firms that have stood the test of time. These corporations employ tens of thousands of people, have large domestic presences, and are expanding their markets around the globe. Their products are known and used worldwide, and their extensive distribution networks allow them to compete successfully globally and in many industries. As the world continues to move toward a free market economy, these companies are well positioned to benefit from growing overseas markets. At the end of the reporting period, the fund's portfolio held recognizable names like America Online, Inc., Bristol-Myers Squibb Co., Corning, Inc., Coca-Cola Co., Compaq Computer Corp., Dell Computer Corp., General Electric Co., General Motors Corp., Home Depot, Inc., Intel Corp., Johnson & Johnson, Merck & Co., Inc., Morgan Stanley, Dean Witter & Co., and Pfizer, Inc. I urge you to take a few minutes and review the fund's holdings and review the interview with Jim Grefenstette.

Another fund advantage, as Jim explains, is that Federated Large Cap Growth Fund is managed to enhance after-tax returns by reducing taxable capital gains that are the nemesis of growth-oriented investors, i.e., losses are offset by capital gains within the portfolio.

During the reporting period, the market's daily volatility increased as leadership rotated from larger to smaller cap stocks and from the "growth" to "value" style of management. The S&P 500 Index rose 6.1%, with large-cap value stocks up 9.7%, while large cap growth rose only 2.1%. Mid-cap stocks, as represented by the S&P 400 Index, rose 31.6%, while small caps, as represented by the S&P 600 Index, rose 25.3%.1 In this environment, your fund produced a positive total return through appreciation in the value of its holdings. Individual share class total return performance for the period from November 1, 1999 to October 31, 2000 follows.2

	Total Return	Net Asset Value Increase
Class A Shares	4.62%	$12.78 to $13.37 = 4.62%
Class B Shares	3.84%	$12.75 to $13.24 = 3.84%
Class C Shares	3.76%	$12.75 to $13.23 = 3.76%

1 Standard & Poor's Daily Stock Price Indexes of 500, 400, and 600 common stocks are unmanaged indexes of common stocks in industry, transportation, financial, and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (1.11%), (1.66%) and, 2.76%, respectively.

Of course, the fund is a long-term investment and is subject to the day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you may increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations by "paying yourself first"--adding to your account on a regular basis through a systematic investment program. You can arrange to withdraw a specific amount from your checking account on a regular basis and purchase fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.3 Please contact your investment representative for more information.

Thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

James E. Grefenstette, CFA

Senior Vice President

Federated Investment
Management Company

Investment Review

What is your view of the stock market over the past year?

The first half of the fund's fiscal year was a positive period for large-cap stocks. For the 12-month period ended October 31, 2000, the Standard & Poor's 500 Index produced a return of 6.07%.1 Although recording positive returns, stocks were very volatile during this time. Market performance was led by growth stocks, in general, and technology stocks, in particular. Despite malaise outside of the United States, domestic consumer demand remained healthy propelling the U.S. economy to continued growth.

The most recent six-month period began with quite a shake-up in leadership for the equity markets. Leadership within the equity markets rotated rapidly from large-cap "growth" stocks to small- and mid-cap "value" stocks.

Overall, the 12-month reporting period ended October 31, 2000, was slightly positive for stocks--as the S&P 500 Index produced a return of 6.07%.1

How did the fund perform during the reporting period?

For the 12-month reporting period from November 1, 1999, through October 31, 2000, the fund's total returns for Class A, B and C Shares were 4.62%, 3.84%, and 3.76%, respectively, based on net asset value.2 Performance lagged the 15.25% total return of the Lipper Large-Cap Growth Funds Average,3 and the 6.07% return of the S&P 500 Index for the same period.

1 The S&P 500 Index is an index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Ratings Group. This index is unmanaged and investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (1.11%), (1.66%), and 2.76%, respectively.

3 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What does "tax managed" mean, how does it benefit the shareholder, and what strategies are involved?

When possible, the fund strives to maximize after-tax returns by reducing capital gains through several strategies. First, we strive to match gains with losses by using realized capital losses to offset realized capital gains. Second, we sell our highest cost shares first in order to minimize capital gains distributions.

What are some of the fund's recent portfolio additions?

Brocade Communications Systems, Inc. (0.5% of net assets) is the leading provider of fibre channel solutions that make the backbone for storage area networks (SANs), a new method for storing data. With the explosion of data driven primarily by the Internet, companies are looking for new ways to store data. In 1999, only 7% of the data was stored in an SAN environment. This is expected to grow to over 60% of storage configurations, a $40 billion opportunity in 2004. Brocade's solutions help companies simplify the implementation of SANs and reduce the total cost of ownership of data storage environments.

Lowe's Companies, Inc. (2.8% of net assets) is well-positioned in the growing "do-it-yourself" home retailing market segment, and plans to enter more attractive, large markets over the next few years. Its stock offers growth at a reasonable price, selling at just 15 times analysts' earnings estimates for the year ending January 2002. Meanwhile, its main competitor, Home Depot, sells at 26 times 2002 earnings forecasts. Both firms are well-run, but Home Depot's price-to-earnings ratio is nearly 50% higher.

Johnson & Johnson (0.4% of net assets) is one of the world's largest and most diversified health care companies. Its Pharmaceuticals (42% of sales) are tenth worldwide, and its Professional/Medical Supplies (35% of sales) are number one. Its strengths are in drugs for cancer (Procrit), women's health (Ortho-Tri-Cyclen and Ortho-Prefest), central nervous system disorders (Risperdal, Topamax and Reminyl), pain (Duragesic), and anti-infectives (Levaquin). The company has a strong brand name, solid management and has been a remarkably consistent grower, with double-digit sales and earnings growth for the last 50 years. It is also one of the most profitable companies in the world and generates strong cash flow.

What were the fund's top ten holdings as of October 31, 2000 and the industry sector weightings?

Name	Percentage of Net Assets	Market Capitalization ($ billion)
Target Corp.	3.9%	$ 27.9[1]
Enron Corp.	3.5%	$ 57.9
General Electric Co.	3.4%	$493.6
Pharmacia Corp.	3.3%	$ 76.9
Pfizer, Inc.	3.3%	$286.7
Schlumberger Ltd.	3.3%	$ 41.2
Walgreen Co.	3.2%	$ 40.8
Merck & Co., Inc.	3.0%	$208.4
Sun Microsystems, Inc.	3.0%	$ 98.0
Cardinal Health, Inc.	3.0%	$ 26.4
TOTAL	32.9%	$ 32.9

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	30.9%	28.0%
Health Care	21.1%	11.9%
Consumer Staples	12.0%	10.8%
Consumer Cyclicals	9.6%	6.7%
Financials	7.6%	15.7%
Capital Goods	6.4%	8.8%
Energy	3.6%	5.8%
Utilities	3.5%	3.2%
Communication Services	2.1%	6.5%
Other	3.0%	--

1 $ million.

The Year 2000 has seen a highly volatile stock market, with most of it on the downside with no signs of abating. How have you positioned the fund to deal with this environment?

We have gone over our investment process and made three changes in our investment approach to decrease the fund's volatility:

  Use a better sentiment indicator within our stock selection process--one that is more dynamic and more sensitive to changes in the market. We seek to identify changes in investor sentiment and market leadership more rapidly, and thus put the fund on a modestly shorter cycle.
  Change our benchmark for sector weights to the S&P 500 Index instead of the S&P 500 Barra Growth Index.1 The latter index is very highly concentrated in the technology, health care and consumer staples sectors, while having no exposure to four sectors (basic materials, energy, transportation, utilities), a 1% weighting in financials and 2% weighting in communication services. Instead of helping the fund to diversify, the S&P Barra Growth Index concentrated the fund's holdings.2 Because the S&P 500 Index represents 11 industry sectors, using it as a weighting benchmark should help us reduce our volatility through broader diversification.
  Increase the number of holdings where we concentrate investable dollars from 30 names to 50 issues. Concentrating a large part of our assets in only 30 names increased the fund's vulnerability to market downdrafts and raised its volatility. Spreading the bulk of our assets out among 50 issues should help the fund obtain more even performance.

None of these changes is significant alone, but taken altogether we believe they will help us manage the fund. We will be implementing these strategies gradually over the next two months.

1 S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

2 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

How has the portfolio reflected these changes thus far?

To the extent we have made changes, the sector weightings as of October 31, 2000, have shifted as follows: we have reduced our technology weighting from over 40% to 31%; raised our health care holdings from 14% to 21%; and increased our exposure to the consumer staples sector to 12%. All these changes have caused the fund to be more in line with the S&P 500 Index' weightings. Given the sentiment of today's market and the way stocks now look to us we think these adjusted portfolio weightings are more appropriate.

What is your outlook for these large-cap growth corporations?

At present, many economic indicators appear to be in a decelerating trend. This does not bode well for sectors and stocks that depend on economic strength. Consequently, the changes mentioned above reflect where we think investors will focus their attention in the near-term: less in technology, as it appears cyclically sensitive, and more in healthcare and consumer staples, which have more consistent growth prospects.

Barring a material change in the Federal Reserve Board's monetary policy to easing, the economy could be challenged to show vigorous growth in 2001. This sluggishness should continue to benefit stocks that can still show steady growth, but it will be a different environment for most others.

Federated Large Cap Growth Fund--Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED LARGE CAP GROWTH FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class A Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2000, compared to the S&P 500 Index (S&P 500),2 and Russell 2000 Index (RUS2).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
One Year	(1.11%)
Start of Performance (12/29/1998)	13.59%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Large Cap Growth Fund--Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED LARGE CAP GROWTH FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class B Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2000, compared to the S&P 500 Index (S&P500)2 and Russell 2000 Index (RUS2).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
One Year	(1.66%)
Start of Performance (12/29/1998)	14.21%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Large Cap Growth Fund--Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED LARGE CAP GROWTH FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class C Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2000, compared to the S&P 500 Index (S&P 500)2 and Russell 2000 Index (RUS2).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
One Year	2.76%
Start of Performance (12/29/1998)	16.45%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--96.8%
		Automobile--0.2%
43,400		General Motors Corp., Class H	$1,406,160

		Beverages (Non-Alcoholic)--3.3%
58,900		Coca-Cola Co.	3,556,087
533,590		PepsiCo, Inc.	25,845,766

		TOTAL	29,401,853

		Biotechnology--5.1%
433,600	[1]	Amgen, Inc.	25,121,700
67,400	[1]	Immunex Corp.	2,868,712
266,100		Medimmune, Inc.	17,396,287

		TOTAL	45,386,699

		Broadcasting--0.7%
177,000	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	3,186,000
15,185	[1]	Clear Channel Communications, Inc.	912,049
27,600	[1]	Cox Communications, Inc., Class A	1,216,125
26,300		Infinity Broadcasting Corp., Class A	874,475

		TOTAL	6,188,649

		Cellular/Wireless Telecommunications--1.3%
28,190		Comcast Corp., Class A	1,148,742
57,400	[1]	NEXTEL Communications, Inc., Class A	2,206,312
82,800	[1]	Sprint PCS Group	3,156,750
26,350		Vodafone Group PLC, ADR	1,121,522
28,900		VoiceStream Wireless Corp.	3,800,350

		TOTAL	11,433,676

		Communications Equipment--6.8%
55,600		ADC Telecommunications, Inc.	1,188,450
5,325		Avaya, Inc.	71,555
67,500		CIENA Corp.	7,095,937
63,900		Lucent Technologies, Inc.	1,489,669
52,300		Metromedia Fiber Network, Inc.	993,700
120,410		Motorola, Inc.	3,002,724
34,300		Nokia Oyj, Class A, ADR	1,466,325
363,570		Nortel Networks Corp.	16,542,435
375,800	[1]	Qualcomm, Inc.	24,468,103
Shares			Value
		COMMON STOCKS--continued
		Communications Equipment--continued
29,600		Sycamore Networks, Inc.	$1,872,200
62,600		Telefonaktiebolaget LM Ericsson, Class B, ADR	868,575
19,600	[1]	Tellabs, Inc.	978,775

		TOTAL	60,038,448

		Computers (Hardware)--6.8%
20,800		Brocade Communications Systems, Inc.	4,729,400
37,400		Compaq Computer Corp.	1,137,334
36,400	[1]	Dell Computer Corp.	1,073,800
61,000	[1]	Gateway, Inc.	3,148,210
122,600		Juniper Networks, Inc.	23,907,000
238,400	[1]	Sun Microsystems, Inc.	26,432,600

		TOTAL	60,428,344

		Computers (Networking)--2.0%
16,325	[1]	Cisco Systems, Inc.	879,509
138,400		Network Appliance, Inc.	16,469,600

		TOTAL	17,349,109

		Computers (Peripherals)--0.5%
51,990	[1]	EMC Corp. Mass	4,630,359

		Computers Software/Services--5.9%
20,360	[1]	America Online, Inc.	1,026,755
35,500		Computer Associates International, Inc.	1,131,562
25,500		Exodus Communications, Inc.	855,844
17,610	[1]	Microsoft Corp.	1,212,889
651,960	[1]	Oracle Corp.	21,514,680
208,100		Siebel Systems, Inc.	21,837,494
5,600		Verisign, Inc.	739,200
23,600	[1]	Veritas Software Corp.	3,327,969
14,100	[1]	Yahoo, Inc.	826,613

		TOTAL	52,473,006

		Consumer Finance--1.2%
288,700		MBNA Corp.	10,844,294

		Electrical Equipment--6.3%
555,640		General Electric Co.	30,456,017
61,500	[1]	Solectron Corp.	2,706,000
270,400		Sony Corp., ADR	22,443,200

		TOTAL	55,605,217

Shares			Value
		COMMON STOCKS--continued
		Electronics (Instrument.)--0.2%
44,564	[1]	Agilent Technologies, Inc.	$2,063,870

		Electronics (Semiconductors)--7.8%
23,400		Altera Corp.	957,938
43,610		Analog Devices, Inc.	2,834,650
21,600		Broadcom Corp.	4,803,300
24,530		Intel Corp.	1,103,850
223,090		JDS Uniphase Corp.	18,167,892
15,600		Linear Technology Corp.	1,007,175
249,500		Maxim Integrated Products, Inc.	16,544,969
38,700		Micron Technology, Inc.	1,344,825
84,000		PMC-Sierra, Inc.	14,238,000
12,400		SDL, Inc.	3,214,700
22,120		Texas Instruments, Inc.	1,085,263
41,000	[1]	Xilinx, Inc.	2,969,938

		TOTAL	68,272,500

		Entertainment--0.5%
26,400		Disney (Walt) Co.	945,450
35,300		Fox Entertainment Group, Inc., Class A	758,950
25,100		News Corp. Ltd., ADR	908,306
30,953	[1]	Viacom, Inc., Class B	1,760,452

		TOTAL	4,373,158

		Equipment (Semiconductors)--0.1%
17,360	[1]	Applied Materials, Inc.	922,250

		Financial (Diversified)--2.9%
460,036		Citigroup, Inc.	24,209,395
11,900		Morgan Stanley, Dean Witter & Co.	955,719

		TOTAL	25,165,114

		Health Care (Drugs/Pharms)--12.8%
46,460		Genentech, Inc.	3,832,950
266,100		Lilly (Eli) & Co.	23,782,688
294,400		Merck & Co., Inc.	26,477,600
676,697		Pfizer, Inc.	29,224,852
536,900		Pharmacia Corp.	29,529,500

		TOTAL	112,847,590

		Health Care (Hospital Management)--1.8%
409,300		HCA - The Healthcare Corp.	16,346,419

Shares			Value
		COMMON STOCKS--continued
		Health Care (Medical Products/Supplies)--3.5%
277,980		Cardinal Health, Inc.	$26,338,605
78,750		Medtronic, Inc.	4,277,109

		TOTAL	30,615,714

		Health Care Diversified--0.9%
64,700		Bristol-Myers Squibb Co.	3,942,656
40,800		Johnson & Johnson	3,758,700

		TOTAL	7,701,356

		Household Products (Non-Durable)--0.6%
93,100		Colgate-Palmolive Co.	5,470,556

		Insurance (Multi-Line)--1.9%
171,800		American International Group, Inc.	16,836,400

		Investment Banking/Brokerage--1.6%
409,185		Schwab (Charles) Corp.	14,372,623

		Manufacturing (Diversified)--0.6%
61,500		Corning, Inc.	4,704,750
18,005		Tyco International Ltd.	1,020,658

		TOTAL	5,725,408

		Metals and Mining--0.5%
94,000		Level 3 Communications, Inc.	4,482,625

		Natural Gas - Distributor - Pipe Line--3.5%
377,300		Enron Corp.	30,962,181

		Oil & Gas (Drilling & Equipment)--3.6%
76,300		Halliburton Co.	2,827,869
383,700		Schlumberger Ltd.	29,209,163

		TOTAL	32,037,032

		Retail (Building Supplies)--5.0%
447,300		Home Depot, Inc.	19,233,900
549,540		Lowe's Cos., Inc.	25,107,109

		TOTAL	44,341,009

		Retail -- (Department Store)--0.2%
34,100		Kohl's Corp.	1,847,794

		Retail -- (General Merchandising Chain)--4.0%
1,241,400		Target Corp.	34,293,675
19,575		Wal-Mart Stores, Inc.	888,216

		TOTAL	35,181,891

Shares			Value
		COMMON STOCKS--continued
		Retail Speciality -- (Apparel)--0.3%
112,900		Gap (The), Inc.	$2,914,231

		Retail Stores -- (Drug Store)--3.2%
621,500		Walgreen Co.	28,355,937

		Retail Stores -- (Food Chains)--0.5%
85,700	[1]	Safeway, Inc.	4,686,719

		Services (Advertising/Marketing)--0.1%
12,200		Omnicom Group, Inc.	1,125,450

		Telephone Long Distance--0.6%
68,800	[1]	Global Crossing Ltd.	1,625,400
32,420	[1]	MCI Worldcom, Inc.	769,975
39,500	[1]	Qwest Communications International, Inc.	1,920,687
36,900		Williams Communications Group, Inc.	675,731

		TOTAL	4,991,793

		TOTAL COMMON STOCKS (IDENTIFIED COST $814,741,450)	856,825,434

		MUTUAL FUNDS--3.0%
26,824,553		Prime Value Obligations Fund, Class IS (at net asset value)	26,824,553

		TOTAL INVESTMENTS (IDENTIFIED COST $841,566,003)[2]	$883,649,987

1 Denotes a non-income producing security.

2 The cost of investments for federal tax purposes amounts to $856,478,809. The net unrealized appreciation of investments on a federal tax basis amounts to $27,171,178 which is comprised of $68,233,281 appreciation and $41,062,103 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($885,244,446) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $841,566,003 and tax cost $856,478,809)		$883,649,987
Cash		1,364,728
Income receivable		109,803
Receivable for investments sold		31,115,361
Receivable for shares sold		3,059,243

TOTAL ASSETS		919,299,122

Liabilities:
Payable for investments purchased	$33,009,016
Payable for shares redeemed	509,476
Accrued expenses	536,184

TOTAL LIABILITIES		34,054,676

Net assets for 66,551,385 shares outstanding		$885,244,446

Net Assets Consist of:
Paid in capital		$933,414,465
Net unrealized appreciation of investments		42,083,984
Accumulated net realized loss on investments		(90,254,003)

TOTAL NET ASSETS		$885,244,446

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
$427,513,790 ÷ 31,979,650 shares outstanding		$13.37

Offering price per share (100/94.50 of $13.37)		$14.15

Redemption proceeds per share		$13.37

Class B Shares:
$400,170,516 ÷ 30,221,452 shares outstanding		$13.24

Offering price per share		$13.24

Redemption proceeds per share (94.50/100 of $13.24)		$12.51

Class C Shares:
$57,560,140 ÷ 4,350,283 shares outstanding		$13.23

Offering price per share		$13.23

Redemption proceeds per share (99.00/100 of $13.23)		$13.10

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $30,369)			$1,679,273
Interest			1,153,207

TOTAL INCOME			2,832,480

Expenses:
Investment adviser fee		$5,195,087
Administrative personnel and services fee		521,587
Custodian fees		51,630
Transfer and dividend disbursing agent fees and expenses		579,035
Directors'/Trustees' fees		1,137
Auditing fees		10,000
Legal fees		1,842
Portfolio accounting fees		134,389
Distribution services fee--Class A Shares		617,913
Distribution services fee--Class B Shares		2,580,572
Distribution services fee--Class C Shares		350,862
Shareholder services fee--Class A Shares		136,638
Shareholder services fee--Class B Shares		860,191
Shareholder services fee--Class C Shares		116,954
Share registration costs		300,950
Printing and postage		102,164
Insurance premiums		1,404
Miscellaneous		13,922

TOTAL EXPENSES		11,576,277

Waiver, Reimbursement, and Expense Reduction:
Waiver of investment adviser fee	$(13,503)
Reimbursement of investment adviser fee	(1,176)
Fees paid indirectly from directed brokerage arrangements	(7,812)

TOTAL WAIVER, REIMBURSEMENT, AND EXPENSE REDUCTION		(22,491)

Net expenses			11,553,786

Net operating loss			(8,721,306)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(85,055,435)
Net change in unrealized appreciation of investments			11,077,275

Net realized and unrealized gain (loss) on investments			(73,978,160)

Change in net assets resulting from operations			$(82,699,466)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 10/31/2000	Period Ended 10/31/1999 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(8,721,306)	$(1,085,033)
Net realized loss on investments ($(85,056,439) and $(5,068,154), respectively, as computed for federal tax purposes)	(85,055,435)	(5,197,564)
Net change in unrealized appreciation of investments	11,077,275	29,328,728

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(82,699,466)	23,046,131

Distribution to Shareholders:
Distributions from net investment income
Class A Shares	--	(960)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(960)

Share Transactions:
Proceeds from sale of shares	862,499,791	260,725,123
Proceeds from shares issued in connection with the tax-free transfer of assets from IAI Growth Fund	5,961,041	--
Proceeds from shares issued in connection with the tax-free transfer of assets of Vermont National Bank, a Common Trust Fund	--	2,000,500
Cost of shares redeemed	(166,056,888)	(20,230,826)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	702,403,944	242,494,797

Change in net assets	619,704,478	265,539,968

Net Assets:
Beginning of period	265,539,968	--

End of period	$885,244,446	$265,539,968

1 For the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2000	Period Ended 10/31/1999 [1]
Net Asset Value, Beginning of Period	$12.78	$10.00
Income From Investment Operations:
Net operating loss	(0.13)[2]	(0.08)[2]
Net realized and unrealized gain on investments	0.72	2.86

TOTAL FROM INVESTMENT OPERATIONS	0.59	2.78

Less Distributions:
Distributions from net investment income	--	(0.00)[3]

Net Asset Value, End of Period	$13.37	$12.78

Total Return[4]	4.62%	27.83%

Ratios to Average Net Assets:

Expenses	1.25%	1.20%[5]

Net operating loss	(0.84%)	(0.82%)[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$427,514	$105,338

Portfolio turnover	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount represents less than 0.01%.

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2000	Period Ended 10/31/1999 [1]
Net Asset Value, Beginning of Period	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain on investments	0.73	2.90

TOTAL FROM INVESTMENT OPERATIONS	0.49	2.75

Less Distributions:
Distributions from net investment income	--	--

Net Asset Value, End of Period	$13.24	$12.75

Total Return[3]	3.84%	27.53%

Ratios to Average Net Assets:

Expenses	2.00%	1.95%[4]

Net operating loss	(1.59%)	(1.57%)[4]

Expense waiver/reimbursement[5]	0.00%[6]	0.39%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$400,171	$145,310

Portfolio turnover	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount represents less than 0.01%.

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2000	Period Ended 10/31/1999 [1]
Net Asset Value, Beginning of Period	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain on investments	0.72	2.90

TOTAL FROM INVESTMENT OPERATIONS	0.48	2.75

Less Distributions:
Distributions from net investment income	--	--

Net Asset Value, End of Period	$13.23	$12.75

Total Return[3]	3.76%	27.53%

Ratios to Average Net Assets:

Expenses	2.00%	1.95%[4]

Net operating loss	(1.59%)	(1.57%)[4]

Expense waiver/reimbursement[5]	0.00%[6]	0.39%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$57,560	$14,892

Portfolio turnover	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount represents less than 0.01%.

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth Fund in a tax-free re-organization as follows:

Class A Shares of the Fund Issued	IAI Growth Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

391,144	$5,961,041	$736,008		$968,374,982	$5,961,041	$974,336,023

1 Unrealized Appreciation is included in the IAI Growth Fund Net Assets Received amount shown above.

On July 19, 1999, the Fund received a tax-free transfer of assets from Vermont National Bank, a Common Trust Fund, as follows:

Class A Shares of the Fund Issued	Common Trust Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
159,784	$2,000,500	$941,973		$148,666,006	$2,000,500	$150,666,506

2 Unrealized appreciation is included in the Common Trust Fund net assets received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Loss on Investments	Undistributed Net Investment Income
$(8,720,302)	$(1,004)	$8,721,306

Net investment income, net realized gains/(losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $75,341,197, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 5,068,154

2008	$70,273,043

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Year Ended 10/31/2000		Period Ended 10/31/1999[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	29,213,803	$450,485,894	8,912,362	$104,202,867
Shares issued in connection of the tax-free transfer of assets from IAI Growth Fund	391,144	5,961,041	--	--
Shares issued in connection with the tax-free transfer of assets from Vermont National Bank, a Common Trust Fund	--	--	159,784	2,000,500
Shares redeemed	(5,866,809)	(90,416,338)	(830,634)	(9,305,178)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	23,738,138	$366,030,597	8,241,512	$96,898,189

	Year Ended 10/31/2000		Period Ended 10/31/1999[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	23,313,134	$355,845,246	12,262,520	$142,135,740
Shares redeemed	(4,485,308)	(68,030,859)	(868,894)	(10,282,121)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	18,827,826	$287,814,387	11,393,626	$131,853,619

	Year Ended 10/31/2000		Period Ended 10/31/1999[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,676,444	$56,168,651	1,224,134	$14,386,516
Shares redeemed	(493,885)	(7,609,691)	(56,410)	(643,527)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,182,559	$48,558,960	1,167,724	$13,742,989

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	45,748,523	$702,403,944	20,802,862	$242,494,797

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. Effective March 1, 2000, the Fund began to accrue and pay a distribution services fee on Class A Shares.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. Effective March 1, 2000, the Fund no longer accrued or paid a shareholder services fee on Class A Shares.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $7,812 under these arrangements.

Interfund Transactions

During the year ended October 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $439,116,763 and $406,922,598, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$1,815,891,102

Sales	$1,151,898,277

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

G02516-01 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated New Economy Fund

A Portfolio of Federated Equity Funds

1ST ANNUAL REPORT

October 31, 2000

Established 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated New Economy Fund

President's Message

Dear Fellow Shareholder:

Federated New Economy Fund was created on August 30, 2000, and I am pleased to present its first Annual Report.

The fund invests in corporations that are using information technology--whether it is hardware, software, cellular or digital. These devices allow corporations to control inventories, to better serve clients, and to be more competitive in this country and globally.

Imagine a house built before 1900. It did not have electricity or a telephone. By 1900, houses were wired to accommodate lighting, then with more power, houses could accommodate a telephone, then a radio, and then a television. Today, all of these devices are taken for granted, plus houses are being wired for Internet access. Individuals now can have access to information, communications, entertainment, and literally to hundreds of channels bringing sophisticated information into their lives. New Economy corporations are reinventing themselves with this same progression. However, these corporations are being forced to do it at an incredible rate.

Federated New Economy Fund has selected 40 corporations--8 of which were created in the 19th century and 12 of which were created in the 1990s. The fund's assets are in corporations that are in the process of evolving into successfully competing corporations in 11 different industry sectors. I urge you to examine the fund's portfolio and contemplate the evolution of these companies. For example, Wells Fargo was established as a bank in 1929, and today provides every type of investment service imaginable. Additionally, American Express Co., established in 1850, has become an outstanding financial institution and has diversified into many different business areas. These companies are not afraid of change--they welcome it!

Please take time to read Linda Duessel's discussion about the fund. Significant technological and/or market advances of industry competitors that are unanswered by companies in the fund, and the speed of advances and changes in technology may adversely affect some fund holdings.

There is a truism in buying real estate that simply states "It's location, location, location." In the investment world, the truism is "Timing is everything." The timing of this fund was opportune because the Ides of March had taken its toll on the technology sector, and hundreds of securities in the stock indices have been declining for more than a year. We believe many stocks are at bargain prices and are held in our portfolio of approximately 40 stocks. We are adding to these positions as the fund continues its asset growth.

We believe Federated New Economy Fund is very attractive to investors who see American corporations changing the way they conduct business, and as a result will enhance shareholder value in the long run. I would like to thank all the investment representatives and fund shareholders who have entrusted over $35 million to Federated New Economy Fund, and I recommend all shareholders add to their account regularly.

Regardless of the market's fluctuations, over time you have two easy, convenient ways to increase your opportunity to participate in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares. This increases the number of shares in your account through the benefit of compounding. Second, you can "pay yourself first" by investing through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares.1 For more information, please contact your investment representative.

As always, we welcome your comments and suggestions.

Sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

1 Systematic investing does not assure a profit or protect against a loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Linda Duessel

Senior Vice President

Federated Investment Management
Company

Investment Review

Why did you start Federated New Economy Fund at this time?

We wanted to offer a conservative alternative to investors who want to invest in companies benefiting from the great advances made in technology over the last 15 years, but in a way that seeks to be less volatile than a pure technology fund. The fund is for investors who believe that there is a New Economy--an idea-based economy where companies of all kinds leverage technology to improve productivity and grow revenues. We see opportunities in two types of companies: those that have been specifically created by technologies in the New Economy, and those we call "transforming companies"--established, often well-known firms that are using technology to maintain and enhance their market leadership.

Why did you select only 40 stocks, and why those particular companies?

There is a limited universe of companies we believe rightly deserve the adjective "superior." We believe these superior companies will continue to grow at the expense of lesser competitors: the strong will become stronger. Within the technology sector, we favor financially strong companies whose competitors face serious barriers to entry. We want names with a first-mover advantage, brand strength, solid partnerships and exceptional management. For transforming companies, we look for firms that have demonstrated their ability to apply cutting-edge technology in product-enhancing ways--ways that are allowing them to enhance earnings by increasing market share, unit sales, and profit margins.

What is the fund's benchmark, and how has the fund performed?

Federated New Economy Fund's benchmark is the Standard & Poor's 500 ("S&P 500") Index, because we aim to be a core holding in a shareholder's portfolio. Fund managers will use a "blend" style, i.e., selecting both growth and value stocks across all sectors of the S&P 500.1 The fund's performance has only been measured since September 1, 2000, so relative performance numbers probably are not very meaningful at this point. During the two-month reporting period, the S&P 500 Index declined by 5.68%, and the fund's net asset value declined by about 11% (Class A and Class B Shares were $10 per share on September 1, 2000 and $8.90 on October 31, 2000. Class C Shares were $10 per share on September 1, 2000 and $8.89 on October 31, 2000). Because of its technology holdings, the fund will probably remain more volatile than the S&P 500 Index, in both up and down markets. However, it is also worth noting that the fund outperformed the technology-heavy NASDAQ Composite Index,2 which declined by nearly 20% over the same two-month reporting period.

Would you tell us about five of the fund's top holdings, and why you chose them?

General Electric Co. (3.3% of net assets) has written the playbook on business-to-business e-commerce. This is a company determined to leverage technology and--more to the point--they know how to execute. This year, GE's volume of Internet transactions is expected to generate more than $5 billion in worldwide revenues. Additionally, GE management believes that Internet-derived productivity gains will save them 20%-50% of selling, general and administrative expenses.

News Corporation Ltd., ADR (3.2% of net assets), the fourth largest media conglomerate by size, is the premier vertically-integrated media company, with strategic investments in television production and distribution. The company provides content to the ever-growing number of news and entertainment outlets, and is involved in numerous promising Internet ventures.

Genentech, Inc. (3.5% of net assets) is the second-largest independent biotechnology company in the world and has the most diverse product line. The company spends 28% of its revenues on research and development, and has the best product pipeline in the biotechnology industry.

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. Investments cannot be made in an index.

2 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

Enron Corp. (3.4% of net assets) is among the premier energy companies in the U.S., and it reported strong third quarter earnings based on dramatic increases in the company's wholesale energy segment. The company has become a leader in establishing new markets through such product innovations as global energy online trading and global broadband trading. Enron plans to install thousands of computer servers to create communications pooling points, creating a standardized broadband trading market similar to that in existence for natural gas, electricity and coal.

Citigroup, Inc. (3.3% of net assets) is, simply, the most profitable company in the world. An established financial services player and the "one-stop" financial services center, Citigroup is moving aggressively into the Internet. The Internet is ideal for financial services because it weds convenience for customers with productivity benefits for the company.

What is your market outlook?

We may not see a genuine rally in the stock market, but we believe we are near the market's lows. Because the fund owns top company names across all industry sectors in both "growth" and "value" stocks, we are positioned to take advantage of the expected rally in the domestic equity market when it comes. In the last quarter of 2000, the declines in the Dow Jones Industrial Average, S&P 500 Index, and NASDAQ took market valuations to levels we believe are attractive.

In your opinion, who is the ideal shareholder for this fund?

Federated New Economy Fund is an ideal core holding for investors who want maximum exposure to the wide variety of large, successful companies that are likely to prosper, as technologies are applied to their full potential across the broad spectrum of American business. This is a fund for investors who want applied technology exposure in 40 U.S. corporations.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--81.7%
		Air Freight--1.0%
7,400	[1]	FedEx Corp.	$346,764

		Aluminum--2.0%
25,000		Alcoa, Inc.	717,187

		Banks (Major Regional)--2.9%
22,000		Wells Fargo Co.	1,018,875

		Biotechnology--1.9%
10,500	[1]	Medimmune, Inc.	686,438

		Broadcasting (TV, Radio & Cable)--5.2%
38,800	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	698,400
31,700		News Corp. Ltd., ADR	1,147,144

		TOTAL	1,845,544

		Communications Equipment--5.3%
11,300		Corning, Inc.	864,450
22,600		Nortel Networks Corp.	1,028,300

		TOTAL	1,892,750

		Computers (Hardware)--1.5%
4,800	[1]	Sun Microsystems, Inc.	532,200

		Computers (Networking)--1.5%
10,200	[1]	Cisco Systems, Inc.	549,525

		Computers (Peripherals)--1.5%
5,800	[1]	EMC Corp. Mass	516,562

		Computers Software/Services--11.8%
13,900	[1]	America Online, Inc.	700,977
5,195	[1]	Ariba, Inc.	656,518
27,000	[1]	Exodus Communications, Inc.	906,187
3,000	[1]	I2 Technologies, Inc.	510,000
22,700	[1]	Oracle Corp.	749,100
5,000	[1]	Verisign, Inc.	660,000

		TOTAL	4,182,782

		Electrical Equipment--6.3%
21,600		General Electric Co.	1,183,950
26,100		Koninklijke (Royal) Philips Electronics NV, ADR	1,042,369

		TOTAL	2,226,319

Shares			Value
		COMMON STOCKS--continued
		Electronics - Semiconductors--4.9%
22,200		Intel Corp.	$999,000
2,830	[1]	SDL, Inc.	733,678

		TOTAL	1,732,678

		Financial (Diversified)--6.1%
16,900		American Express Co.	1,014,000
22,100		Citigroup, Inc.	1,163,012

		TOTAL	2,177,012

		Health Care (Drugs/Pharmaceuticals)--5.3%
15,100		Genentech, Inc.	1,245,750
14,800		Pfizer, Inc.	639,175

		TOTAL	1,884,925

		Investment Banking/Brokerage--2.5%
25,000		Schwab (Charles) Corp.	878,125

		Manufacturing (Diversified)--2.9%
17,900		Tyco International Ltd.	1,014,706

		Natural Gas - Distribution - Pipe Line--3.4%
14,600		Enron Corp.	1,198,113

		Oil & Gas (Drilling & Equipment)--2.8%
13,000		Schlumberger Ltd.	989,625

		Retail (Building Supplies)--2.0%
16,400		Home Depot, Inc.	705,200

		Retail - General Merchandise Chain--5.4%
39,400		Target Corp.	1,088,425
18,600		Wal-Mart Stores, Inc.	843,975

		TOTAL	1,932,400

		Services (Advertising/Marketing)--2.4%
9,400		Omnicom Group, Inc.	867,150

		Telephone Long Distance--3.1%
33,100	[1]	XO Communications, Inc., Class A	1,116,608

		TOTAL COMMON STOCKS (IDENTIFIED COST $30,397,482)	29,011,488

		PREFERRED STOCKS--3.0%
		Broadcasting (TV, Radio & Cable)--1.3%
9,110		XM Satellite Radio Holdings, Inc., Conv. Pfd., $4.13	452,448

		Telephone Long Distance--1.7%
3,000		Global Crossing Ltd., Conv. Pfd., $16.92	613,125

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,233,626)	1,065,573

Principal Amount or Shares			Value
		CORPORATE BONDS--9.0%
		Cellular/Wireless Telecommunications--1.9%
$790,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	$680,664

		Computers (Hardware)--2.4%
605,000		Juniper Networks, Inc., Conv. Bond, 4.75%, 3/15/2007	847,472

		Computers Software/Services--1.8%
140,000		Siebel Systems, Inc., Conv. Bond, 5.50%, 9/15/2006	640,111

		Telephone Long Distance--2.9%
1,070,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 9/15/2009	1,009,299

		TOTAL CORPORATE BONDS (IDENTIFIED COST $3,468,200)	3,177,546

		MUTUAL FUND--5.6%
1,983,380		Prime Value Obligations Fund, IS Shares (at net asset value)	1,983,380

		TOTAL INVESTMENTS (IDENTIFIED COST $37,082,688)[2]	$35,237,987

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $37,082,688. The net unrealized depreciation of investments on a federal tax basis amounts to $1,844,701 which is comprised of $654,398 appreciation and $2,499,099 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($35,499,281) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified and tax cost $37,082,688)		$35,237,987
Cash		64,149
Income receivable		26,123
Receivable for shares sold		2,187,668

TOTAL ASSETS		37,515,927

Liabilities:
Payable for investments purchased	$1,939,059
Payable for shares redeemed	29,560
Accrued expenses	48,027

TOTAL LIABILITIES		2,016,646

Net assets for 3,989,430 shares outstanding		$35,499,281

Net Assets Consist of:
Paid-in capital		$37,368,696
Net unrealized depreciation of investments		(1,844,701)
Accumulated net realized loss on investments		(24,714)

TOTAL NET ASSETS		$35,499,281

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($17,101,616 ÷ 1,921,313 shares outstanding)		$8.90

Offering price per share (100/94.50 of $8.90)[1]		$9.42

Redemption proceeds per share		$8.90

Class B Shares:
Net asset value per share ($15,612,399 ÷ 1,754,922 shares outstanding)		$8.90

Offering price per share		$8.90

Redemption proceeds per share (94.50/100 of $8.90)[1]		$8.41

Class C Shares:
Net asset value per share ($2,785,266 ÷ 313,195 shares outstanding)		$8.89

Offering price per share		$8.89

Redemption proceeds per share (99.00/100 of $8.89)[1]		$8.80

1 See "What Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended October 31, 20001

Investment Income:
Dividends			$10,959
Interest			33,694

TOTAL INCOME			44,653

Expenses:
Investment adviser fee		$40,280
Administrative personnel and services fee		28,811
Custodian fees		4,456
Transfer and dividend disbursing agent fees and expenses		9,330
Auditing fees		10,365
Legal fees		383
Portfolio accounting fees		10,871
Distribution services fee--Class B Shares		9,859
Distribution services fee--Class C Shares		1,743
Shareholder services fee--Class A Shares		4,189
Shareholder services fee--Class B Shares		3,286
Shareholder services fee--Class C Shares		581
Share registration costs		44,276
Printing and postage		5,656
Miscellaneous		366

TOTAL EXPENSES		174,452

Waiver and Expense Reimbursement:
Waiver of investment adviser fee	$(40,280)
Reimbursement of other operating expenses	(66,217)

TOTAL WAIVER AND REIMBURSEMENT		(106,497)

Net expenses			67,955

Net operating loss			(23,302)

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(24,714)
Net change in unrealized depreciation of investments			(1,844,701)

Net realized and unrealized loss on investments			(1,869,415)

Change in net assets resulting from operations			$(1,892,717)

1 For the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended October 31	2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(23,302)
Net realized loss on investments ($(24,714), as computed for federal tax purposes)	(24,714)
Net change in unrealized depreciation	(1,844,701)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,892,717)

Share Transactions:
Proceeds from sale of shares	38,100,745
Cost of shares redeemed	(708,747)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	37,391,998

Change in net assets	35,499,281

Net Assets:
Beginning of period	--

End of period	$35,499,281

1 For the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Period Ended October 31	2000 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.00)[2]
Net realized and unrealized loss on investments	(1.10)

TOTAL FROM INVESTMENT OPERATIONS	(1.10)

Net Asset Value, End of Period	$ 8.90

Total Return[3]	(11.00%)

Ratios to Average Net Assets:

Expenses	1.75%[4]

Net operating loss	(0.34%)[4]

Expense waiver/reimbursement[5]	3.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$17,102

Portfolio turnover	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Period Ended October 31	2000 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.01)
Net realized and unrealized loss on investments	(1.09)

TOTAL FROM INVESTMENT OPERATIONS	(1.10)

Net Asset Value, End of Period	$ 8.90

Total Return[2]	(11.00%)

Ratios to Average Net Assets:

Expenses	2.50%[3]

Net operating loss	(1.13%)[3]

Expense waiver/reimbursement[4]	3.31%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,612

Portfolio turnover	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Period Ended October 31	2000 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.01)
Net realized and unrealized loss on investments	(1.10)

TOTAL FROM INVESTMENT OPERATIONS	(1.11)

Net Asset Value, End of Period	$ 8.89

Total Return[2]	(11.10%)

Ratios to Average Net Assets:

Expenses	2.50%[3]

Net operating loss	(1.20%)[3]

Expense waiver/reimbursement[4]	3.31%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,785

Portfolio turnover	5%

1 Reflects operations for the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated New Economy Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Income
$(23,302)	$23,302

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2000, the Fund for federal tax purposes, had a capital loss carryforward of $24,714, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and this will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Period Ended October 31	2000[1]
Class A Shares:	Shares	Amount
Shares sold	1,944,350	$18,345,922
Shares redeemed	(23,037)	(208,516)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,921,313	$18,137,406

Period Ended October 31	2000[1]
Class B Shares:	Shares	Amount
Shares sold	1,804,836	$16,790,633
Shares redeemed	(49,914)	(456,831)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,754,922	$16,333,802

Period Ended October 31	2000[1]
Class C Shares:	Shares	Amount
Shares sold	317,911	$2,964,190
Shares redeemed	(4,716)	(43,400)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	313,195	$2,920,790

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	3,989,430	$37,391,998

1 For the period from September 1, 2000 (date of initial public investment) to October 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.25% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended October 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $15,539,846 and $13,176,756, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended October 31, 2000, were as follows:

Purchases	$36,509,112

Sales	$1,385,091

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED NEW ECONOMY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New Economy Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the period then ended, the statement of changes in net assets for the period ended October 31, 2000, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated New Economy Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated New Economy Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172776
Cusip 314172768
Cusip 314172750

25940 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Small Cap Strategies Fund

A Portfolio of Federated Equity Funds

5TH ANNUAL REPORT

October 31, 2000

Established 1995

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Small Cap Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Small Cap Strategies Fund was created in 1995, and I am pleased to present its fifth Annual Report. The fund's net assets totaled $382.1 million as of October 31, 2000, with ownership of 162 U.S. small-cap companies across 11 industry sectors.

This report covers the 12-month reporting period from November 1, 1999 through October 31, 2000. It begins with an interview with Aash M. Shah, Vice President, who co-manages the fund with James Grefenstette, Senior Vice President, both of Federated Investment Management Company. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's stock holdings in small capitalization companies, and third is the publication of the fund's financial statements.

Federated Small Cap Strategies Fund is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small-cap stocks.1 These stocks, issued by companies with a typical market capitalization of less than $1 billion, offer the potential for high returns over time in exchange for a higher level of risk, as compared to stocks issued by larger, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

During the 12-month reporting period, the small-cap market experienced its most volatile year to-date. In this volatile environment, Federated Small Cap Strategies Fund still managed to record positive total returns across all share classes. The portfolio managers note that valuation levels of small-cap stocks are quite low versus large-cap stocks, which suggests a significant buying opportunity.

1 In return for a higher level of growth potential small-cap stocks have historically experienced a higher degree of price volatility.

Individual share class total return performance for the 12-month reporting period ended October 31, 2000, follows.2

	Total Return	Net Asset Value Increase
Class A Shares	1.92%	$18.72 to $19.08 = 1.92%
Class B Shares	1.15%	$18.23 to $18.44 = 1.15%
Class C Shares	1.10%	$18.20 to $18.40 = 1.10%

We continue to see significant day-to-day volatility across the stock market. However, regardless of the market's fluctuations, over time you may increase your investment by reinvesting your dividends and capital gains automatically in additional fund shares. Of course, the fund is a long-term investment and is subject to the day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you may increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations by "paying yourself first"--adding to your account on a regular basis through a systematic investment program. You can arrange to withdraw a specific amount from your checking account on a regular basis and purchase fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.3 Please contact your investment representative for more information.

Thank you for participating in the growth and earnings opportunities of over 162 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (3.69%), (4.35%), and 0.10%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Aash M. Shah, CFA

Vice President

Federated Investment Management Company

James Grefenstette, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

The markets experienced significant volatility during the fund's fiscal year. What are your comments?

The past year recorded the most volatile period in the history of the NASDAQ Composite Index. Both large cap and small cap technology stocks displayed very high volatility. Federated Small Cap Strategies Fund shareholders experienced volatility also due to the fact that Technology remained the fund's largest sector exposure during the fiscal year.1

How did Federated Small Cap Strategies Fund perform over the entire 12-month period ended October 31, 2000?

The fund's 12-month total returns for Class A, B, and C shares were 1.92%, 1.15% and 1.10%, respectively, based on net asset value.2

In what industry sectors are you currently finding opportunities?

We are overweight in the technology sector due to strong operating fundamentals and the severe correction in these stocks which has provided attractive valuations. We are also increasing our exposure in the health care and financials sectors as we discover attractive companies at very reasonable prices. We remain underweighted in the utilities, energy, and transportation sectors.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B and C shares were (3.69%), (4.35%) and 0.10%, respectively.

What were the fund's top ten holdings as of October 31, 2000, and what were the sector weightings?

The fund's top ten holdings and sector weightings were as follows:

Name		Percentage of Net Assets
Qlogic Corp.		2.4%
Advance Paradigm, Inc.		2.3%
C&D Technologies, Inc.		2.2%
Affiliated Managers Group		1.9%
Lincare Holdings, Inc.		1.5%
American Eagle Outfitters, Inc.		1.5%
Harman International Industries, Inc.		1.4%
Shaw Group, Inc.		1.4%
Tetra Tech, Inc.		1.4%
InFocus Corp.		1.3%
TOTAL		17.3%

Sector	Percentage of Net Assets	Percentage of S&P 600 Index
Technology	28.1%	18.1%
Financials	15.2%	12.3%
Health Care	14.1%	14.3%
Capital Goods	12.3%	14.5%
Consumer Cyclicals	12.3%	16.9%
Consumer Staples	5.3%	8.6%
Basic Materials	3.3%	3.6%
Energy	2.7%	5.1%
Transportation	1.9%	3.0%
Utilities	1.9%	3.5%
Communication Services	0.9%	0.3%
Other	3.7%	--

What is the long-term potential of the small-cap market?

Small-cap stocks remain very attractive for long-term investors. Two powerful longer term drivers are: valuation levels of small company stocks are extremely attractive versus larger-cap stocks; and earnings growth in the small-cap market is expected to outpace larger cap stocks over the next three to five years. Our analysis of the smaller cap market reveals numerous opportunities to find companies with rapidly growing revenues and earnings at attractive prices. Companies in the small-cap sector still appear very reasonably priced relative to large-cap companies.

Federated Small Cap Strategies Fund may be an ideal investment vehicle for this market for the following reasons: sector discipline--we stay invested in all 11 industry sectors at all times with appropriate overweights and underweights (one half to two times sector bands); and small-cap discipline--we have kept the median capitalization of the fund below $1 billion, which is truly a small-cap orientation. Although small-cap equities may be more volatile than their larger-cap counterparts, history has shown them to be an excellent long term investment. Based on monthly historical data from 1946 to 1999, given a 15-year holding period, small cap stocks outperformed large cap stocks 78% of the time.

How You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $5,000 in the Class A Shares of Federated Small Cap Strategies Fund on 11/1/95, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $9,162 on 10/31/00. You would have earned a 12.88%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year and since inception (11/1/95) total returns were 9.06% and 14.60%, respectively. Class B Shares' average annual 1-year and since inception (11/1/95) total returns were 9.06% and 14.86%, respectively. Class C Shares' average annual 1-year and since inception (11/1/95) total returns were 13.53% and 15.05%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

Hypothetical Investor Profile

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time and receive income from their investment.

On November 1, 1995, they invested $50,000 in the Class A Shares of Federated Small Cap Strategies Fund. They held that investment for three years and then decided to begin taking an annual 7% withdrawal as income.

As this chart shows, even with the original $50,000 investment and annual withdrawals, their investment grew to $80,073 and they were still able to receive income totaling $12,287 over the past two years. This represents a 13.64% average annual total return.1

[Graphic Representation Omitted - See Appendix]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Small Cap Strategies Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Small Cap Strategies Fund (Class A Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2000 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	(3.69%	)

Start of Performance (11/1/1995)	12.88%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Small Cap Strategies Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Small Cap Strategies Fund (Class B Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2000 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	(4.35%	)

Start of Performance (11/1/1995)	13.10%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Small Cap Strategies Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Small Cap Strategies Fund (Class C Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2000 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2000
1 Year	0.10%
Start of Performance (11/1/1995)	13.30%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--98.0%
		Basic Materials--3.3%
71,200	[1]	ATMI, Inc.	$1,343,900
32,600	[1]	Cabot Microelectronics Corp.	1,440,512
118,700		Cambrex Corp.	4,740,581
26,000		Carpenter Technology Corp.	806,000
20,000		Fuller (H.B.) Co.	676,250
145,200	[1]	International Fibercom, Inc.	1,869,450
113,500		USX-U.S. Steel Group, Inc.	1,808,906

		TOTAL	12,685,599

		Capital Goods--12.3%
69,100	[1,2]	ACT Manufacturing, Inc.	2,271,662
40,200	[1]	Black Box Corp.	2,648,175
143,200		C&D Technologies, Inc.	8,466,700
57,000		Carlisle Cos., Inc.	2,372,625
71,000	[1]	Dycom Industries, Inc.	2,671,375
110,100	[1]	Excel Technology, Inc.	2,752,500
125,700		Federal Signal Corp.	2,938,237
3,500		HON Industries, Inc.	84,219
113,400		Harman International Industries, Inc.	5,443,200
97,500	[1]	MasTec, Inc.	2,821,406
30,000		Newport News Shipbuilding, Inc.	1,475,625
36,500		Pentair, Inc.	1,088,156
66,200	[1]	Shaw Group, Inc.	5,395,300
132,800		Spartech Corp.	2,050,100
152,200	[1]	Terex Corp.	1,873,963
261,600	[1]	Tidel Technologies, Inc.	1,536,900
37,000		York International Corp.	1,005,938

		TOTAL	46,896,081

		Communication Services--0.9%
72,500	[1]	Leap Wireless International, Inc.	3,606,875

		Consumer Cyclicals--12.3%
148,300	[1]	Abercrombie & Fitch Co., Class A	3,494,319
163,000	[1]	American Eagle Outfitters, Inc.	5,613,312
106,300		Brunswick Corp.	2,066,206
54,700		Centex Corp.	2,023,900
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
11,700	[1]	Cerner, Corp.	$724,669
56,200		D. R. Horton, Inc.	1,039,700
35,500		Ethan Allen Interiors, Inc.	1,038,375
95,400	[1]	Gentex Corp.	2,361,150
61,600		Houghton Mifflin Co.	2,267,650
38,000		La-Z Boy Chair Co.	598,500
40,000	[1]	Lands' End, Inc.	1,026,000
170,900	[1]	Lear Corp.	4,657,025
133,800	[1]	Mens Wearhouse, Inc.	3,913,650
186,000	[1]	O'Reilly Automotive, Inc.	3,348,000
10,500	[1]	PolyMedica Corp., Inc.	603,750
174,500		Ross Stores, Inc.	2,301,219
81,300	[1]	Tech Data Corp.	3,384,113
168,500	[1]	United Rentals, Inc.	3,622,750
83,600	[1]	Zale Corp.	2,831,950

		TOTAL	46,916,238

		Consumer Staples--5.3%
113,400	[1]	Charles River Laboratories International, Inc.	2,976,750
20,000	[1]	Constellation Brands, Inc., Class A	975,000
47,100	[1]	Outback Steakhouse, Inc.	1,342,350
127,400	[1]	Patterson Dental Co.	3,989,213
152,081	[1]	Tetra Tech, Inc.	5,284,815
77,100	[1]	Valassis Communications, Inc.	2,139,525
39,000	[1]	Whole Foods Market, Inc.	1,803,750
63,000	[1]	XM Satellite Radio Holdings, Inc., Class A	1,827,000

		TOTAL	20,338,403

		Energy--2.7%
26,300	[1]	Atwood Oceanics, Inc.	882,694
121,100	[1]	Global Industries Ltd.	1,271,550
93,100	[1]	Newfield Exploration Co.	3,514,525
94,200	[1]	Petroleum Geo-Services, ADR	1,289,363
84,500	[1]	Pride International, Inc.	2,138,906
64,400	[1]	Varco International, Inc.	1,110,900

		TOTAL	10,207,938

		Financials--15.2%
122,400	[1]	Affiliated Managers Group	7,359,300
68,000		Allied Capital Corp.	1,402,500
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
152,600		Amex Financial Select Standard & Poor Depository Receipt	$4,403,941
78,000		Associated Banc Corp.	1,876,875
52,700		Astoria Financial Corp.	1,976,250
12,000		Bank United Corp., Class A	680,250
46,000		City National Corp.	1,581,250
54,200		Commerce Bancshares, Inc.	1,947,812
104,700		Compass Bancshares, Inc.	1,904,231
84,500	[1]	CompuCredit Corp.	2,608,938
57,000		Eaton Vance Corp.	2,839,312
58,600		Greater Bay Bancorp	1,908,162
103,100	[1]	Intercept Group, Inc.	2,790,144
85,200		Jefferies Group, Inc.	2,321,700
58,500		Metris Cos., Inc.	1,893,937
150,500		Mutual Risk Management Ltd.	2,727,813
101,200		National Commerce Bancorporation	2,150,500
97,000		Protective Life Corp.	2,243,125
83,000		Provident Financial Group, Inc.	2,510,750
15,000		Radiant Group, Inc.	1,063,125
50,800		SEI Investments, Co.	4,610,100
32,500	[1]	Silicon Valley Bancshares	1,503,125
70,400	[2]	Southwest Securities Group, Inc.	1,988,800
75,000		Webster Financial Corp.	1,828,125

		TOTAL	58,120,065

		Health Care--14.1%
178,000	[1]	Advance Paradigm, Inc.	8,699,750
13,800	[1]	Aviron	902,175
15,000		Beckman Coulter, Inc.	1,050,937
43,900	[1]	Celgene Corp.	2,826,062
26,500	[1]	Cell Genesys, Inc.	611,156
49,800	[1,2]	Cephalon, Inc.	2,670,525
66,500	[1]	Cima Labs, Inc.	3,657,500
50,700	[1]	Cubist Pharmaceuticals, Inc.	2,178,516
75,100	[1]	CuraGen Corp.	4,853,337
50,000		Dentsply International, Inc.	1,734,375
20,600	[1]	Dura Pharmaceuticals, Inc.	709,412
38,000	[1]	IDEXX Laboratories, Inc.	912,000
77,500	[1]	INAMED Corp.	2,170,000
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
89,131	[1]	King Pharmaceuticals, Inc.	$3,994,183
80,500	[1]	Lexicon Genetics, Inc.	1,630,125
135,000	[1]	Lincare Holdings, Inc.	5,678,438
30,900	[1]	Medimmune, Inc.	2,020,088
37,400	[1]	Millennium Pharmaceuticals, Inc.	2,713,838
36,500	[1,2]	Rosetta Inpharmatics, Inc.	809,844
26,800	[1]	Techne Corp.	3,021,700
21,400	[1]	United Therapeutics Corp.	1,144,900

		TOTAL	53,988,861

		Technology--28.1%
190,200	[1]	ACTV, Inc.	1,872,281
64,000	[1]	ANTEC Corp.	780,000
102,200		APW Ltd.	4,720,362
114,900	[1]	Airnet Communications Corp.	1,748,634
15,000	[1,2]	Akamai Technologies, Inc.	765,000
51,400	[1]	AudioCodes Ltd.	2,033,512
27,400	[1]	Avanex Corp.	2,782,812
40,600	[1]	Clarent Corp.	1,261,137
17,000	[1]	Cobalt Networks, Inc.	937,125
30,400	[1]	Comverse Technology, Inc.	3,397,200
91,000	[1]	Credence Systems Corp.	1,706,250
14,200	[1]	Cree Research, Inc.	1,409,350
10,000	[1]	Cymer, Inc.	250,000
40,700	[1]	DMC Stratex Networks, Inc.	941,187
41,300	[1]	Digex, Inc.	1,621,025
21,500	[1]	E.piphany, Inc.	1,937,687
46,600	[1,2]	F5 Networks, Inc.	1,444,600
122,000		FactSet Research Systems	4,620,140
27,800	[1]	GlobeSpan, Inc.	2,138,863
263,500	[1,2]	GoAmerica, Inc.	2,750,281
44,800		Henry Jack & Associates, Inc.	2,464,000
110,000	[1]	InFocus Corp.	4,860,625
12,900	[2]	Inrange Technologies Corp.	472,463
21,800	[1]	Juniper Networks, Inc.	4,251,000
52,100	[1,2]	Kana Communications, Inc.	1,224,350
93,300	[1]	MCX Communications, Inc.	1,457,813
183,400	[1]	iGATE Capital Corp.	928,463
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
30,500	[1]	Mentor Graphics Corp.	$714,844
30,600	[1]	Mercury Interactive Corp.	3,396,600
58,400	[1]	Micrel, Inc.	2,642,600
38,000	[1,2]	MicroStrategy, Inc.	909,625
57,800	[1]	Netro Corp.	1,260,763
24,000	[1]	Network Engines, Inc.	750,000
25,800		Newport Corp.	2,946,441
134,700	[1]	Oak Technology, Inc.	3,780,019
60,375	[1]	Orbotech, Ltd.	3,196,102
29,700	[1]	Pixelworks, Inc.	989,381
11,600	[1]	Polycom, Inc.	754,000
92,978	[1]	Qlogic Corp.	8,995,622
102,000	[1]	REMEC, Inc.	3,040,875
19,500	[1]	RSA Security, Inc.	1,131,000
269,800	[1]	Radview Software Ltd.	1,349,000
73,600	[1]	Semtech Corp.	2,373,600
34,825	[1]	Sierra Wireless	2,293,548
23,600	[1]	Sycamore Networks, Inc.	1,492,700
36,500	[1]	Verity, Inc.	857,750
72,400	[1]	Vignette Corp.	2,158,425
53,800	[1]	Virata Corp.	1,042,375
35,300	[1]	Vitesse Semiconductor Corp.	2,468,794
95,000	[1]	WebTrends Corp.	3,053,359
57,000	[1]	Xircom, Inc.	805,125

		TOTAL	107,178,708

		Transportation--1.9%
202,400	[1]	Cheap Tickets, Inc.	2,150,500
30,000	[1]	EGL, Inc.	855,000
90,500		USFreightways Corp.	2,330,375
103,100	[1]	Yellow Corp.	1,855,800

		TOTAL	7,191,675

Shares			Value
		COMMON STOCKS--continued
		Utilities--1.9%
75,500		Avista Corp.	$1,694,031
41,000		NICOR, Inc.	1,447,813
74,000		OGE Energy Corp.	1,521,625
101,100		Utilicorp United, Inc.	2,685,469

		TOTAL	7,348,938

		TOTAL COMMON STOCKS (IDENTIFIED COST $318,864,028)	374,479,381

		MUTUAL FUND--3.7%
13,986,565		Prime Value Obligations Fund, Class IS (at net asset value)	13,986,565

		TOTAL INVESTMENTS (IDENTIFIED COST $332,850,593)[3]	$388,465,946

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $335,537,758. The net unrealized appreciation of investments on a federal tax basis amounts to $52,928,188 which is comprised of $90,419,468 appreciation and $37,491,280 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($382,111,090) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $332,850,593 and tax cost $335,537,758)		$388,465,946
Short-term investments held as collateral for securities lending		10,283,069
Income receivable		49,775
Receivable for investments sold		13,894,292
Receivable for shares sold		6,722,198

TOTAL ASSETS		419,415,280

Liabilities:
Payable for investments purchased	$24,384,657
Payable for shares redeemed	2,454,799
Payable on collateral due to broker	10,283,069
Accrued expenses	181,665

TOTAL LIABILITIES		37,304,190

Net assets for 20,428,533 shares outstanding		$382,111,090

Net Assets Consist of:
Paid in capital		$320,382,768
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		55,615,353
Accumulated net realized gain on investments, options, futures and foreign currency transactions		6,112,227
Undistributed net investment income		742

TOTAL NET ASSETS		$382,111,090

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($165,412,529 ÷ 8,671,552 shares outstanding)		$19.08

Offering price per share (100/94.50 of $19.08)[1]		$20.19

Redemption proceeds per share		$19.08

Class B Shares:
Net asset value per share ($188,440,134 ÷ 10,221,011 shares outstanding)		$18.44

Offering price per share		$18.44

Redemption proceeds per share (94.50/100 of $18.44)[1]		$17.43

Class C Shares:
Net asset value per share ($28,258,427 ÷ 1,535,970 shares outstanding)		$18.40

Offering price per share		$18.40

Redemption proceeds per share (99.00/100 of $18.40)[1]		$18.22

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends			$1,067,651
Interest			963,778

TOTAL INCOME			2,031,429

Expenses:
Investment adviser fee		$3,198,116
Administrative personnel and services fee		321,130
Custodian fees		40,992
Transfer and dividend disbursing agent fees and expenses		669,679
Directors'/Trustees' fees		4,666
Auditing fees		13,038
Legal fees		4,559
Portfolio accounting fees		109,761
Distribution services fee--Class B Shares		1,640,126
Distribution services fee--Class C Shares		249,512
Shareholder services fee--Class A Shares		436,159
Shareholder services fee--Class B Shares		546,708
Shareholder services fee--Class C Shares		83,171
Share registration costs		45,572
Printing and postage		249,286
Insurance premiums		1,779
Miscellaneous		23,807

TOTAL EXPENSES		7,638,061

Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee	$(375)
Fees paid indirectly from directed brokerage arrangements	(9,947)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTIONS		(10,322)

Net expenses			7,627,739

Net operating loss			(5,596,310)

Realized and Unrealized Gain on Investments, Options, Futures and Foreign Currency:
Net realized gain on investments, options, futures and foreign currency transactions			10,187,396
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,204,103

Net realized and unrealized gain on investments, options, futures and foreign currency			11,391,499

Change in net assets resulting from operations			$5,795,189

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(5,596,310)	$(4,563,837)
Net realized gain on investments, options, futures, and foreign currency transactions ($8,779,174 and $38,974,309, respectively, as computed for federal tax purposes)	10,187,396	38,258,310
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	1,204,103	43,090,432

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,795,189	76,784,905

Share Transactions:
Proceeds from sale of shares	755,451,221	470,298,177
Cost of shares redeemed	(757,702,495)	(539,271,539)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,251,274)	(68,973,362)

Change in net assets	3,543,915	7,811,543

Net Assets:
Beginning of period	378,567,175	370,755,632

End of period (including undistributed net investment income of $742 and $0, respectively)	$382,111,090	$378,567,175

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$18.72	$15.26	$18.75	$14.68	$10.00
Income From Investment Operations:
Net operating loss	(0.18)[2]	(0.13)	(0.14)[2]	(0.04)	(0.05)[3]
Net realized and unrealized gain (loss) on investments, options, futures and foreign currency transactions	0.54	3.59	(3.35)	4.33	4.75

TOTAL FROM INVESTMENT OPERATIONS	0.36	3.46	(3.49)	4.29	4.70

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	(0.02)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	(0.22)	--

TOTAL DISTRIBUTIONS	--	--	(0.00)	(0.22)	(0.02)

Net Asset Value, End of Period	$19.08	$18.72	$15.26	$18.75	$14.68

Total Return[5]	1.92%	22.67%	(18.60%)	29.55%	47.06%

Ratios to Average Net Assets:

Expenses	1.35%	1.31%	1.28%	1.44%	1.35%

Net operating loss	(0.87%)	(0.72%)	(0.82%)	(0.65%)	(0.39%)

Expense waiver/reimbursement[6]	0.00%[7]	0.09%	0.07%	--	1.70%

Supplemental Data:

Net assets, end of period (000 omitted)	$165,413	$148,983	$142,250	$134,903	$23,242

Portfolio turnover	219%	83%	59%	118%	83%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$18.23	$14.96	$18.53	$14.62	$10.00
Income From Investment Operations:
Net operating loss	(0.33)[2]	(0.27)	(0.28)[2]	(0.09)	(0.16)[3]
Net realized and unrealized gain (loss) on investments, options, futures and foreign currency transactions	0.54	3.54	(3.29)	4.22	4.78

TOTAL FROM INVESTMENT OPERATIONS	0.21	3.27	(3.57)	4.13	4.62

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	(0.22)	--

Net Asset Value, End of Period	$18.44	$18.23	$14.96	$18.53	$14.62

Total Return[5]	1.15%	21.86%	(19.25%)	28.56%	46.20%

Ratios to Average Net Assets:

Expenses	2.10%	2.06%	2.03%	2.19%	2.10%

Net operating loss	(1.62%)	(1.47%)	(1.57%)	(1.40%)	(1.27%)

Expense waiver/reimbursement[6]	0.00%[7]	0.09%	0.07%	--	1.70%

Supplemental Data:

Net assets, end of period (000 omitted)	$188,440	$197,509	$195,188	$183,180	$32,112

Portfolio turnover	219%	83%	59%	118%	83%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$18.20	$14.95	$18.51	$14.60	$10.00
Income From Investment Operations:
Net operating loss	(0.33)[2]	(0.29)	(0.27)[2]	(0.10)	(0.16)[3]
Net realized and unrealized gain (loss) on investments, options, futures and foreign currency transactions	0.53	3.54	(3.29)	4.23	4.76

TOTAL FROM INVESTMENT OPERATIONS	0.20	3.25	(3.56)	4.13	4.60

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	(0.22)	--

Net Asset Value, End of Period	$18.40	$18.20	$14.95	$18.51	$14.60

Total Return[5]	1.10%	21.74%	(19.22%)	28.60%	46.00%

Ratios to Average Net Assets:

Expenses	2.10%	2.06%	2.03%	2.19%	2.10%

Net investment income (net operating loss)	(1.62%)	(1.47%)	(1.57%)	1.40%	(1.28%)

Expense waiver/reimbursement[6]	0.00%[7]	0.09%	0.07%	--	1.70%

Supplemental Data:

Net assets, end of period (000 omitted)	$28,258	$32,075	$33,318	$26,375	$5,496

Portfolio turnover	219%	83%	59%	118%	83%

1 For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Per share information present is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(5,557,733)	$5,597,052	$(39,319)

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

At October 31, 2000, the Fund had no open futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2000, the Fund had a realized gain of $323,226 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 10/31/1999	--	$--

Options written	351	905,404

Options expired	--	--

Options closed	(351)	(905,404)

Outstanding at 10/31/2000	--	$--

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2000, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$10,690,197	$10,283,069

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	32,636,627	$673,960,458	22,563,662	$386,446,755
Shares redeemed	(31,923,228)	(659,632,290)	(23,929,948)	(410,809,125)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	713,399	$14,328,168	(1,366,286)	$(24,362,370)

Year Ended October 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,021,052	$42,193,013	2,562,644	$42,926,613
Shares redeemed	(2,635,995)	(54,209,031)	(4,770,027)	(79,704,128)

NET CHANGE RESULTING FROM CLASS B SHARES TRANSACTIONS	(614,943)	$(12,016,018)	(2,207,383)	$(36,777,515)

Year Ended October 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,882,448	$39,297,750	2,442,114	$40,924,809
Shares redeemed	(2,108,388)	(43,861,174)	(2,909,559)	(48,758,286)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(225,940)	$(4,563,424)	(467,445)	$(7,833,477)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(127,484)	$(2,251,274)	(4,041,114)	$(68,973,362)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the period ended October 31, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational and/or start-up administrative service expenses of $45,877 were borne initially by FServ. The Fund has agreed to reimburse FServ for the organizational and/or start-up administrative expenses during the five-year period following effective date. For the period ended October 31, 2000, the Fund paid $28,038 pursuant to this agreement.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $9,947 under these arrangements.

Interfund Transactions

During the year ended October 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $242,181,832 and $240,235,424 respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000 were as follows:

Purchases	$910,998,378

Sales	$898,607,065

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED SMALL CAP STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Small Cap Strategies Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1998, were audited by other auditors whose report, dated December 21, 1998, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Small Cap Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172404
Cusip 314172503
Cusip 314172602

G01658-04 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund

A Portfolio of Federated Equity Funds

16TH ANNUAL REPORT

October 31, 2000

Established 1984

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Growth Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 16th Annual Report. As of October 31, 2000, the fund's total net assets of approximately $1.7 billion were invested in 115 common stocks of mid-to large-cap corporations, i.e., market cap of approximately $18 billion. The fund's managers concentrate on selecting established companies because their stock prices are reasonable and exhibit positive growth rates into the future.

This report covers the 12-month period from November 1, 1999 through October 31, 2000. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-cap stocks selected for their strong price and earnings momentum. The fund's portfolio included common stocks representing 11 industry sectors with names that investors will recognize immediately--American Express Co., Citigroup Inc., Duke Energy Corp., Home Depot, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co., Pfizer, Inc., Sprint Corp. (PCS Group), and Toys "R' Us, Inc. to name a few.

During the latter part of the reporting period, the stock market showed negative momentum and unprecedented volatility--particularly among large-cap growth stocks and technology stocks. Over the entire period, however, the fund had a very positive return. Individual share class total return performance for the 12-month reporting period, including realized capital gains, follows.1

	Total Return	Capital Gains	Net Asset Value Increase
Class A Shares	20.47%	$4.328	$37.70 to $40.66 = 7.85%
Class B Shares	19.61%	$4.328	$36.38 to $38.79 = 6.62%
Class C Shares	19.81%	$4.328	$36.62 to $39.14 = 6.88%

The fund received a 3-Star, 4-Star, and 4-Star Overall Morningstar Rating™ in the domestic equity category out of 3,948 funds as of October 31, 2000, for Class A, B, and C Shares, respectively.2

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 13.86%, 14.11%, and 18.81%, respectively.

2 Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. The Overall Morningstar Rating™ is a weighted average of the Fund's 3-, 5- and 10-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. Treasury bill returns. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. Ratings are for Class A , B, and C Shares. For the Fund's 3-, 5- and 10-year periods as of 10/31/00, the Fund received 3, 4 and 3 stars for Class A Shares. For Class B and C Shares the Fund's 3- and 5-year ratings were 3 and 4 stars, respectively. All three share classes of the Fund were rated among 3948, 2458 and 801 funds, respectively. Source: Morningstar, Inc.© 2000. Morningstar does not guarantee the accuracy of this information. Past performance cannot guarantee future results. Morningstar is not affiliated with Federated.

I strongly urge you to consider taking advantage of share price fluctuations in this volatile market by adding to your account on a regular basis. One way is to add to your account through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e. monthly additions of the same dollar amount) could give you the opportunity to accumulate more shares in your account at an average lower cost per share.3 Please contact your investment representative for more information, and note that the fund's share price volatility may make it suitable for regular investments.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

James E.
Grefenstette, CFA

Senior Vice President

Federated Investment Management
Company

Investment Review

What is your view of the past 12 months, which has been particularly volatile in the mid- and large-cap areas of the U.S. stock market?

For the first half of the fund's fiscal year, growth stocks continued to be the dominant performers as lower earnings growth rates encouraged investors to favor those stocks that were less economically sensitive. For the six-month period ended April 30, 2000, the Standard & Poor's 500 Index ("S&P 500") produced a return of 7.19%, while small-cap stocks, as represented by the Standard & Poor's 600 Small Cap Index ("S&P 600"), returned 17.26%.1 Although positive, stocks were very volatile in the first half of the year. The returns for mid-cap stocks, as represented by the Standard & Poor's 400 Index ("S&P 400") was 21.14%.

The second half of the fund's fiscal year, stocks became even more volatile. Large cap stocks, particularly those in the technology sector that had led the market quarter after quarter, took it on the chin. One of the catalysts was a high Consumer Price Index in March. This, along with other price indexes climbing, caused investors to worry increasingly about inflation and more aggressive tightenings by the Federal Reserve Board (the "Fed").

More recently, we have seen a mixture of divergent signs with regard to the status of economic health. The steadily declining value of the euro relative to the U.S. dollar was a major factor in the poor performance of many international economies. Inflation indexes have calmed down, and various other economic indicators have shown some signs of weakness around the globe. This weakness has caused some investors to question the ability of some high-priced technology stocks to deliver the expected revenues and earnings in 2001.

1 The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, finance and public utility companies. The S&P 600 consists of 600 domestic stocks that represent the small cap stock market. The S&P 400 is an unmanaged index of 400 U.S. stocks selected to represent the market size, liquidity and industry group representation of the mid-cap market. These indexes are unmanaged and investments cannot be made in an index.

Stock markets around the world, including the United States, moved generally lower as major central banks maintained the monetary tightening programs started last year.

For the 12-month reporting period ended October 31, 2000, large-cap stocks, as represented by the S&P 500, produced a return of 6.07% while mid-cap stocks, as represented by the S&P 400, returned 31.64%.

How did the fund's total return compare to that of the S&P 500 Index and its peers?

For the fiscal year ended October 31, 2000, the fund's Class A, B, and C Shares produced total returns of 20.47%, 19.61%, and 19.81%, respectively, based on net asset value.2 These returns compared favorably to the 6.07% return of the S&P 500, but lagged the 34.32% total return of the fund's peer group, the Lipper Multi-Cap Growth Funds Average.3

What accounted for the fund's performance?

The average stock in the fund has had a faster growth profile than the average stock in the market, or of those held by our peer funds. This helped the fund considerably in the first half of the year, but hurt performance in the second half. The lag was caused specifically by the fund's underweights in the finance, health care and consumer staples sectors, and an overweight position in the technology sector.4 The market moved quickly from concerns about economic softness, and investors rotated away from faster but riskier areas of growth--such as technology --and into sectors where growth, albeit modest growth, is more assured.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 13.86%, 14.11%, and 18.81%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

4 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

What are some of the fund's recent portfolio additions?

Genzyme Corp. (0.96% of net assets): One of the few first tier biotechnology companies, Genzyme has made numerous acquisitions, but has divested non-core businesses and is building a strong niche marketing organization. Genzyme has four major new products in development and three marketed products, including the successful Cerezyme, the only treatment for Gaucher's disease. The stock has been a strong performer with good price momentum, as investors have recognized it as an inexpensive play on the industry with improving fundamentals.

Dentsply International, Inc. (0.62% of net assets): This leading provider of dental supplies is well positioned in a market that should continue to have high single-digit growth fueled by better insurance coverage, new technologies increasing the number of available procedures, and rising demand for cosmetic procedures. This is also a lower risk market due to the lack of government reimbursement. Dentsply is an inexpensive stock, trading at less than 1.2 times its growth rate, and its price momentum is strong.

Health Management Associates, Inc. (0.82% of net assets): One of the largest hospital management companies and the leader in the non-urban segment, HMA has an excellent management team, and has generated the best margins and most consistent growth in the industry. We like hospitals as a group because their sentiment and fundamentals are improving. In addition, they are a good way to play the stabilization in health care services because they offer the most significant market capitalizations, strong lobbying efforts, and local market dominance. Hospitals also are in a good position to get better rates from HMOs, who are now enjoying double-digit price increases. Customer choice and fear of reprisal have been putting upward pressure on admission rates.

Lowe's Companies, Inc. (1.02% of net assets): Well-positioned in the growing "do-it-yourself" home retailing market segment, Lowe's plans to enter more attractive, large markets over the next few years. Its stock offers growth at a reasonable price, selling at just 15 times analysts' earnings estimates for the year ending January 2002. Meanwhile, its main competitor, Home Depot, Inc., sells at 26 times 2002 earnings forecasts. Both firms are well-run, but Home Depot's price-to-earnings ratio is nearly 50% higher than Lowe's.

What were the fund's top ten holdings, and what were its industry weightings as of October 31, 2000?

Name	Percentage of Net Assets	Market Capitalization ($ Billion)
EMC Corp. Mass	2.0%	$194.9

Gemstar-TV Guide International Ltd.	1.9%	$ 16.0

McLeodUSA, Inc., Class A	1.8%	$ 9.1

Sanmina Corp.	1.8%	$ 10.9

Flextronics International Ltd.	1.7%	$ 12.2

Philip Morris Cos., Inc.	1.6%	$ 91.9

Enron Corp.	1.6%	$ 59.4

American International Group, Inc.	1.5%	$ 227.8

Sun Microsystems, Inc.	1.5%	$ 92.0

Citigroup, Inc.	1.5%	$ 221.8

TOTAL	16.9%	$ 936.0

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	35.0%	28.0%
Health Care	12.1%	11.9%
Financials	11.0%	15.7%
Consumer Cyclicals	7.4%	6.7%
Consumer Staples	7.0%	10.8%
Energy	5.7%	5.8%
Communication Services	5.3%	6.5%
Capital Goods	5.1%	8.8%
Utilities	5.1%	3.2%
Basic Materials	1.3%	2.0%
Transportation	0.5%	0.6%
Mutual Funds	4.6%	--

What is your outlook for growth stocks?

Growth stocks tend to do well in environments where economic growth is decelerating, and interest rates are declining. We believe that we are moving into this kind of environment. The risk, and this is a material concern at present, is that outright economic weakness will threaten prospects for even some secular growth areas, technology in particular. We believe the U.S. economy is definitely slowing, and growth in the technology sector will continue, but the risks are measurable.

The fund is currently overweight, relative to the S&P 500, in the technology, health care and utilities sectors. Technology and health care should enjoy a longer term secular growth rate higher than the average stock. Additionally, utilities should benefit from a shorter term secular growth rate driven by under-investment in power-generation facilities, while demand for electricity is growing.

We remain underweight in those sectors tied most directly to the growth rate of the U.S. economy--basic materials, capital goods and transportation. We believe the effects of higher interest rates and higher energy prices will continue to dampen economic growth.

The growth style of equity investing retains its long-term appeal because the drivers of economic growth continue to be the "growthier" parts of our economy: technology, health care and communications. The United States economy is not being driven by heavy industries such as paper, chemicals, autos or steel. The build-out of a new kind of communications infrastructure is still in its early stages. It is a massive project that will last for the better part of this decade, and we believe will likely keep investors focused on growth stocks for some time to come.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $17,000 in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $234,710 on 10/31/00. You would have earned a 17.60%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 36.63%, 25.58%, and 20.05%, respectively. Class B Shares' 1-year, 5-year, and since-inception (8/16/95) total returns were 38.04%, 25.85%, and 26.31%, respectively. Class C Shares' 1-year, 5-year, and since-inception (8/16/95) total returns were 42.83%, 26.18%, and 26.56%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 16 years (reinvesting all dividends and capital gains) grew to $82,529.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $17,000 but your account would have reached a total value of $82,5291 by 10/31/00. You would have earned an average annual total return of 17.17%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1990, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $30,000 has grown to $110,512. This represents a 19.25% average annual total return.1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Growth Strategies Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1990 to October 31, 2000 compared to the S&P 5002 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Returns[3] for the Year Ended 10/31/2000
1 Year	13.86%
5 Years	23.52%
10 Years	19.11%
Start of Performance (8/23/1984)	17.60%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Growth Strategies Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2000 compared to the S&P 5002 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Returns[3] for the Year Ended 10/31/2000
1 Year	14.11%
5 Years	23.78%
Start of Performance (8/16/1995)	23.45%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all contingent deferred sales charges.

Federated Growth Strategies Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2000 compared to the S&P 5002 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Returns[3] for the Year Ended 10/31/2000
1 Year	18.81%
5 Years	24.11%
Start of Performance (8/16/1995)	23.69%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--94.9%
		Basic Materials--1.3%
359,000		Air Products & Chemicals, Inc.	$13,395,187
298,800		Dow Chemical Co.	9,150,750

		TOTAL	22,545,937

		Capital Goods--5.1%
742,770	[1]	Flextronics International Ltd.	28,225,260
290,325		Molex, Inc.	15,677,550
367,800		Precision Castparts Corp.	13,884,450
262,700	[1]	Sanmina Corp.	30,029,894

		TOTAL	87,817,154

		Communication Services--5.3%
394,500	[1]	Level 3 Communications, Inc.	18,812,719
1,574,500	[1]	McLeodUSA, Inc., Class A	30,309,125
298,800	[1]	Nextel Communications, Inc., Class A	11,485,125
142,700	[1]	Sprint Corp. (PCS Group)	5,440,438
721,100	[1]	XO Communications, Inc., Class A	24,325,858

		TOTAL	90,373,265

		Consumer Cyclicals--7.4%
470,900	[1]	BJ's Wholesale Club, Inc.	15,510,269
267,500	[1]	DeVry, Inc.	9,880,781
474,500	[1]	Gemstar-TV Guide International Ltd.	32,532,906
257,600		Home Depot, Inc.	11,076,800
384,300		Lowe's Cos., Inc.	17,557,706
119,300	[1]	Macrovision Corp.	8,693,987
532,400		Target Corp.	14,707,550
993,600	[1]	Toys `R' Us, Inc.	17,077,500

		TOTAL	127,037,499

		Consumer Staples--7.0%
891,600	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	16,048,800
201,500		Cardinal Health, Inc.	19,092,125
270,800	[1]	Echostar Communications Corp., Class A	12,253,700
342,700		News Corp. Ltd., ADR	14,736,100
544,700	[1]	Patterson Dental Co.	17,055,919
762,500		Philip Morris Cos., Inc.	27,926,563
433,100	[1]	XM Satellite Radio Holdings, Inc., Class A	12,559,900

		TOTAL	119,673,107

Shares			Value
		COMMON STOCKS--continued
		Energy--5.7%
315,100		Diamond Offshore Drilling, Inc.	$10,890,644
282,300		ENSCO International, Inc.	9,386,475
359,200	[1]	Global Marine, Inc.	9,518,800
499,600	[1]	Grant Prideco, Inc.	9,273,825
159,500		Murphy Oil Corp.	9,241,031
212,100	[1]	Nabors Industries, Inc.	10,795,890
339,100	[1]	Noble Drilling Corp.	14,093,844
557,900	[1]	R&B Falcon Corp.	13,947,500
299,100	[1]	Weatherford International, Inc.	10,917,150

		TOTAL	98,065,159

		Financials--11.0%
271,800		American Express Co.	16,308,000
263,200		American International Group, Inc.	25,793,600
477,733		Citigroup, Inc.	25,140,699
139,200		Federal National Mortgage Association	10,718,400
370,200		Lehman Brothers Holdings, Inc.	23,877,900
286,200		Merrill Lynch & Co., Inc.	20,034,000
202,400		Morgan Stanley, Dean Witter & Co.	16,255,250
206,000		Providian Financial Corp.	21,424,000
72,000		SEI Investments Co.	6,534,000
119,300		State Street Corp.	14,881,482
215,600		Waddell & Reed Financial, Inc., Class A	6,872,250

		TOTAL	187,839,581

		Health Care--12.1%
198,000		Allergan, Inc.	16,644,375
306,200		Dentsply International, Inc.	10,621,312
164,300	[1]	Enzon, Inc.	11,706,375
135,200	[1]	Forest Laboratories, Inc., Class A	17,914,000
232,300	[1]	Genzyme Corp.	16,493,300
710,800	[1]	Health Management Associates, Inc., Class A	14,082,725
106,600	[1]	Human Genome Sciences, Inc.	9,422,441
63,300	[1]	IDEC Pharmaceuticals Corp.	12,414,712
188,700	[1]	Maxim Pharmaceuticals, Inc.	8,373,563
151,500	[1]	Medimmune, Inc.	9,904,313
125,600	[1]	Millennium Pharmaceuticals, Inc.	9,113,850
402,032		Pfizer, Inc.	17,362,757
296,300		Pharmacia Corp.	16,296,500
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
276,600		Schering Plough Corp.	$14,296,763
75,300		UnitedHealth Group, Inc.	8,235,938
229,600	[1]	Watson Pharmaceuticals, Inc.	14,364,350

		TOTAL	207,247,274

		Technology--35.0%
989,000	[1]	ACTV, Inc.	9,735,469
167,300	[1]	ASM Lithography Holding NV	4,653,031
201,000		Adobe System, Inc.	15,288,562
126,600	[1]	Applied Micro Circuits Corp.	9,676,987
66,400	[1]	Ariba, Inc.	8,391,300
103,100	[1]	Avanex Corp.	10,471,094
161,200	[1]	BEA Systems, Inc.	11,566,100
51,900	[1]	Broadcom Corp., Class A	11,541,262
104,000	[1]	Brocade Communications Systems, Inc.	23,647,000
128,500	[1]	CIENA Corp.	13,508,562
95,200	[1]	Check Point Software Technologies Ltd.	15,077,300
213,100	[1]	Cisco Systems, Inc.	11,480,762
943,300	[1]	Citrix Systems, Inc.	20,870,512
151,800	[1]	Commerce One, Inc.	9,743,663
126,100	[1]	Comverse Technology, Inc.	14,091,675
254,400	[1]	Conexant Systems, Inc.	6,693,900
116,600		Corning, Inc.	8,919,900
55,700	[1]	Cree Research, Inc.	5,528,225
384,600	[1]	EMC Corp. Mass	34,253,437
67,500	[1]	I2 Technologies, Inc.	11,475,000
112,200	[1]	Inktomi Corp.	7,117,687
149,750		Interlink Electronics, Inc.	3,350,656
84,100	[1]	JDS Uniphase Corp.	6,848,894
59,200	[1]	Juniper Networks, Inc.	11,544,000
165,100	[1]	Macromedia, Inc.	12,723,019
60,900	[1]	Mercury Interactive Corp.	6,759,900
451,314		Nortel Networks Corp.	20,534,787
502,300	[1]	Oracle Corp.	16,575,900
58,500	[1]	PMC-Sierra, Inc.	9,915,750
283,800	[1]	Palm, Inc.	15,201,038
392,300	[1]	Peoplesoft, Inc.	17,120,217
79,500	[1]	Phone.com, Inc.	7,358,719
194,700	[1]	Qlogic Corp.	18,837,225
301,600	[1]	Qualcomm, Inc.	19,636,988
Shares			Value
		COMMON STOCKS--continued
		Technology--continued
572,700	[1]	RF Micro Devices, Inc.	$11,418,206
117,000	[1]	Redback Networks, Inc.	12,453,188
26,600	[1]	SDL, Inc.	6,896,050
178,200	[1]	Sandisk Corp.	9,575,466
174,400	[1]	Siebel Systems, Inc.	18,301,100
230,200	[1]	Sun Microsystems, Inc.	25,523,425
121,400	[1]	Sycamore Networks, Inc.	7,678,550
85,600	[1]	VeriSign, Inc.	11,299,200
119,700	[1]	Veritas Software Corp.	16,879,570
333,100	[1]	Vitesse Semiconductor Corp.	23,296,181
202,000	[1]	Vitria Technology, Inc.	5,428,750
306,900	[1]	Xilinx, Inc.	22,231,069

		TOTAL	601,119,276

		Transportation--0.5%
174,200		Expeditors International Washington, Inc.	9,036,625

		Utilities--4.5%
104,400	[1]	Calpine Corp.	8,241,075
211,300		Coastal Corp.	15,939,944
139,500		Duke Energy Corp.	12,058,031
177,844		Dynegy, Inc.	8,236,400
334,000		Enron Corp.	27,408,875
183,800	[1]	Southern Energy, Inc.	5,008,550

		TOTAL	76,892,875

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,236,920,043)	1,627,647,752

		MUTUAL FUND--4.6%
78,142,557		Prime Value Obligations Fund, Class IS (at net asset value)	78,142,557

		TOTAL INVESTMENTS (IDENTIFIED COST $1,315,062,600)[2]	$1,705,790,309

1 Denotes a non-income producing security.

2 The cost of investments for federal tax purposes amounts to $1,319,877,251. The net unrealized appreciation of investments on a federal tax basis amounts to $385,913,058 which is comprised of $467,645,447 appreciation and $81,732,389 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,715,451,954) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $1,315,062,600 and tax cost $1,319,877,251)		$1,705,790,309
Cash		32,642
Income receivable		170,886
Receivable for investments sold		2,725,626
Receivable for shares sold		18,963,544

TOTAL ASSETS		1,727,683,007

Liabilities:
Payable for investments purchased	$9,925,577
Payable for shares redeemed	1,480,832
Accrued expenses	824,644

TOTAL LIABILITIES		12,231,053

Net assets for 42,766,746 shares outstanding		$1,715,451,954

Net Assets Consist of:
Paid in capital		$1,214,456,532
Net unrealized appreciation of investments		390,727,709
Accumulated net realized gain on investments		110,267,713

TOTAL NET ASSETS		$1,715,451,954

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,216,668,745 ÷ 29,924,174 shares outstanding)		$40.66

Offering price per share (100/94.50 of $40.66)[1]		$43.03

Redemption proceeds per share		$40.66

Class B Shares:
Net asset value per share ($425,398,205 ÷ 10,967,543 shares outstanding)		$38.79

Offering price per share		$38.79

Redemption proceeds per share (94.50/100 of $38.79)[1]		$36.66

Class C Shares:
Net asset value per share ($73,385,004 ÷1,875,029 shares outstanding)		$39.14

Offering price per share		$39.14

Redemption proceeds per share (99.00/100 of $39.14)[1]		$38.75

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $23,070)			$4,174,695
Interest			2,706,112

TOTAL INCOME			6,880,807

Expenses:
Investment adviser fee		$11,655,341
Administrative personnel and services fee		1,170,300
Custodian fees		92,249
Transfer and dividend disbursing agent fees and expenses		1,128,746
Directors'/Trustees' fees		8,873
Auditing fees		12,975
Legal fees		5,908
Portfolio accounting fees		164,655
Distribution services fee--Class B Shares		2,628,422
Distribution services fee--Class C Shares		440,819
Shareholder services fee--Class A Shares		2,862,307
Shareholder services fee--Class B Shares		876,141
Shareholder services fee--Class C Shares		146,939
Share registration costs		302,587
Printing and postage		182,592
Insurance premiums		3,818
Miscellaneous		33,429

TOTAL EXPENSES		21,716,101

Waiver, Reimbursement and Expense Reductions:
Waiver of shareholder services fee--Class C Shares	$(11,755)
Reimbursement of investment adviser fee	(2,004)
Fees paid indirectly from directed broker arrangements	(11,591)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTIONS		(25,350)

Net expenses			21,690,751

Net operating loss			(14,809,944)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			111,917,248
Net change in unrealized appreciation of investments			55,638,673

Net realized and unrealized gain on investments			167,555,921

Change in net assets resulting from operations			$152,745,977

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(14,809,944)	$(7,362,063)
Net realized gain (loss) on investments ($115,086,779 and $132,898,358, respectively, as computed for federal tax purposes)	111,917,248	133,571,596
Net change in unrealized appreciation of investments	55,638,673	226,084,937

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	152,745,977	352,294,470

Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(90,688,065)	--
Class B Shares	(21,701,036)	--
Class C Shares	(3,423,623)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(115,812,724)	--

Share Transactions:
Proceeds from sale of shares	1,900,763,790	867,487,600
Proceeds from shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	3,284,745
Proceeds from shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	712,988	--
Proceeds from shares issued in connection with the tax-free acquisition of assets from IAI Mid-Cap Growth Fund	40,028,222	--
Net asset value of shares issued to shareholders in payment of distributions declared	95,412,266	--
Cost of shares redeemed	(1,342,412,948)	(840,233,139)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	694,504,318	30,539,206

Change in net assets	731,437,571	382,833,676

Net Assets:
Beginning of period	984,014,383	601,180,707

End of period	$1,715,451,954	$984,014,383

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$37.70	$23.53	$31.54	$25.84	$26.22
Income From Investment Operations:
Net investment income (net operating loss)	(0.33)[2]	(0.25)[2]	(0.14)[2]	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	7.62	14.42	(1.48)	8.56	5.01

TOTAL FROM INVESTMENT OPERATIONS	7.29	14.17	(1.62)	8.52	5.05

Less Distributions:
Distributions from net investment income	--	--	--	(0.00)[3]	(0.04)
Distributions from net realized gain on investments	(4.33)	--	(6.39)	(2.82)	(5.39)

TOTAL DISTRIBUTIONS	(4.33)	--	(6.39)	(2.82)	(5.43)

Net Asset Value, End of Period	$40.66	$37.70	$23.53	$31.54	$25.84

Total Return[4]	20.47%	60.22%	(6.12% )	36.37%	23.16%

Ratios to Average Net Assets:

Expenses	1.20%	1.24%	1.20%	1.14%	1.13%

Net investment income (net operating loss)	(0.76%)	(0.80%)	(0.54%)	(0.14%)	0.15%

Expense waiver/reimbursement[5]	--	--	--	0.10%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,216,669	$776,828	$510,552	$509,678	$307,382

Portfolio turnover	115%	125%	119%	146%	89%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$36.38	$22.88	$31.02	$25.65	$26.23
Income From Investment Operations:
Net operating loss	(0.63)[2]	(0.47)[2]	(0.34)[2]	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	7.37	13.97	(1.41)	8.29	4.91

TOTAL FROM INVESTMENT OPERATIONS	6.74	13.50	(1.75)	8.19	4.81

Less Distributions:
Distributions from net realized gain on investments	(4.33)	--	(6.39)	(2.82)	(5.39)

Net Asset Value, End of Period	$38.79	$36.38	$22.88	$31.02	$25.65

Total Return[3]	19.61%	59.00%	(6.78%)	35.23%	22.03%

Ratios to Average Net Assets:

Expenses	1.95%	1.99%	1.96%	1.99%	2.03%

Net operating loss	(1.50%)	(1.55%)	(1.34%)	(1.04%)	(0.79%)

Supplemental Data:

Net assets, end of period (000 omitted)	$425,398	$177,091	$77,975	$39,588	$10,858

Portfolio turnover	115%	125%	119%	146%	89%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the contingent deferred sales charge sales charge.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$36.62	$23.02	$31.16	$25.68	$26.22
Income From Investment Operations:
Net operating loss	(0.62)[2]	(0.47)[2]	(0.34)[2]	(0.20)	(0.05)
Net realized and unrealized gain (loss) on investments	7.47	14.07	(1.41)	8.50	4.90

TOTAL FROM INVESTMENT OPERATIONS	6.85	13.60	(1.75)	8.30	4.85

Less Distributions:
Distributions from net realized gain on investments	(4.33)	--	(6.39)	(2.82)	(5.39)

Net Asset Value, End of Period	$39.14	$36.62	$23.02	$31.16	$25.68

Total Return[3]	19.81%	59.08%	(6.74%)	35.66%	22.12%

Ratios to Average Net Assets:

Expenses	1.93%	1.97%	1.94%	1.90%	1.92%

Net investment income	(1.48%)	(1.53%)	(1.34%)	(0.91%)	(0.72%)

Expense waiver/reimbursement[4]	0.02%	0.02%	0.02%	0.09%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$73,385	$30,096	$12,654	$5,860	$3,667

Portfolio turnover	115%	125%	119%	146%	89%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the contingent deferred sales charge.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is appreciation of capital.

On July 19, 1999, the Fund received a tax-free transfer of assets from a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
89,455	$3,284,745	$2,494,749		$849,717,618	$3,284,745	$853,002,363

On June 16, 2000, the Fund received a tax-free transfer of assets from a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
16,655	$712,988	$139,914		$1,631,106,655	$712,988	$1,631,819,643

1 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amounts shown above.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. ("IAI") MidCap Growth Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI MidCap Growth Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of IAI MidCap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
886,168	$40,028,222	$11,192,223		$1,833,726,248	$40,028,222	$1,873,754,470

2 Unrealized appreciation is included in the IAI MidCap Growth Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Accumulated Net Realized Gain	Undistributed Net Investment Income
$(14,818,474)	$8,530	$14,809,944

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	34,596,449	$1,503,669,201	21,770,130	$693,496,699
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	--	89,455	3,284,745
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	16,655	712,988	--	--
Shares issued in connection with the tax-free acquisition of assets from IAI MidCap Growth Fund	886,168	40,028,222	--	--
Shares issued to shareholders in payment of distributions declared	1,940,102	71,765,572	--	--
Shares redeemed	(28,122,031)	(1,217,804,485)	(22,951,587)	(721,971,631)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9,317,343	$398,371,498	(1,092,002)	$(25,190,187)

Year Ended October 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,030,115	$295,469,107	3,047,082	$96,420,679
Shares issued to shareholders in payment of distributions declared	573,797	20,402,328	--	--
Shares redeemed	(1,503,614)	(62,950,945)	(1,587,720)	(49,602,318)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	6,100,298	$252,920,490	1,459,362	$46,818,361

Year Ended October 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,400,282	$101,625,482	2,396,438	$77,570,222
Shares issued to shareholders in payment of distributions declared	90,644	3,244,366	--	--
Shares redeemed	(1,437,789)	(61,657,518)	(2,124,350)	(68,659,190)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,053,137	$43,212,330	272,088	$8,911,032

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	16,470,778	$694,504,318	639,448	$30,539,206

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $11,591 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$2,186,782,089

Sales	$1,723,050,092

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and October 31, 1999, and the financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three years ended October 31, 1998, were audited by other auditors whose report, dated December 21, 1998 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305

G01228-08 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

FEDERATED AGGRESSIVE GROWTH FUND

 .     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating the  components of the  corresponding  mountain  chart.
      The color coded mountain chart is a visual  representation  of the narrative text above it. The "x" axis  reflects  computation  periods from 11/25/96 to 10/31/00.
      The "y" axis is measured in increments  of $3,000  ranging from $0 to $12,000 and
      indicates  that  the  ending  value  of   hypothetical   initial   investment  of
      $4,000(378  Shares) in the Fund's Class A Shares,  assuming the  reinvestment  of capital  gains  and  dividends,  would  have  grown to  $7,921  (382  Shares)  on
      10/31/00.

      The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/25/96 to 10/31/00. The "y" axis is measured in increments of
      $2,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (95 Shares) in the Fund's Class
      A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $5,992 (286 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/25/96 to 10/31/00. The "y" axis is measured in increments of
      $7,000 ranging from $0 to $35,000 and indicates that the ending value of hypothetical initial investment of $5,000 (471 Shares) and a monthly investment of $250 in the Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $25,708 (1,229 Shares)
      on 10/31/00.

 .     The  graphic   presentation  here  displayed   consists  of  a  line  graph.  The
      corresponding  components  of the line graph are listed  underneath.  The Class A
      Shares of  Federated  Aggressive  Growth Fund (the "Fund") are  represented  by a solid  line.  The  Standard  & Poor's  500 Index  (S&P 500) is  represented  by a dotted line and the Lipper Small Growth Index (LSGI) is  represented  by a broken line.  The line graph is a visual  representation  of a  comparison  of change in value of a  $10,000  hypothetical  investment  in the Class A Shares of the Fund, the S&P 500  and  the  LSGI.  The "x"  axis  reflects  computation  periods  from
      11/25/96 to  10/31/00.  The "y" axis  reflects  the cost of the  investment.  The right  margin  reflects the ending value of the  hypothetical  investment  in the
      Fund's  Class A  Shares  as  compared  to the S&P 500 and the  LSGI.  The  ending values were $19,967, $19,953, and $19,404, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class B Shares of Federated Aggressive Growth Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Small Growth Index (LSGI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LSGI. The "x" axis reflects computation periods from 11/25/96 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500 and the LSGI. The ending values were $20,281,
      $19,976, and $19,404, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class C Shares of Federated Aggressive Growth Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Small Growth Index (LSGI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LSGI. The "x" axis reflects computation periods from 11/25/96 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500 and the LSGI. The ending values were $20,469,
      $19,976, and $19,404, respectively.

FEDERATED CAPITAL APPRECIATION FUND

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      1/1/77 to 10/31/00. The "y" axis is measured in increments of $100,000 ranging from $0 to $800000 and indicates that the ending value of a hypothetical initial investment of $24,000 (6,818 Shares) in the fund's
      Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $729,559 (25,114) on 10/31/00.

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      1/1/77 to 10/31/00. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (284 Shares) in the fund's Class
      A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $247,098 (8,506 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      10/31/90 to 10/31/00. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical initial investment of $5,000 (626 Shares) in the fund's Class
      A Shares, assuming the reinvestment of capital gains and dividends, and additional investments of $250 every month would have grown to $114,015
      (3,925 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class A Shares of Federated Capital Appreciation Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth and Income Funds Average
      (LGIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the S&P
      500, and the LGIFA. The "x" axis reflects computation periods from
      10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment.
      The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500, and the LGIFA.
      The ending values were $62,194, $58,923, and $45,400, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class B Shares of Federated Capital Appreciation Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth and Income Funds Average
      (LGIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the S&P
      500, and the LGIFA. The "x" axis reflects computation periods from 1/4/96 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
      Fund's Class B Shares as compared to the S&P 500, and the LGIFA. The ending values were $25,815, $24,961, and $20,753, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class C Shares of Federated Capital Appreciation Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth and Income Funds Average
      (LGIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the S&P
      500, and the LGIFA. The "x" axis reflects computation periods from 1/4/96 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
      Fund's Class C Shares as compared to the S&P 500, and the LGIFA. The ending values were $25,985, $24,961, and $20,753, respectively.

FEDERATED LARGE CAP GROWTH FUND

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class A Shares of Federated Large Cap Growth Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 2000 Index (RUS2) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the RUS2. The "x" axis reflects computation periods from 12/29/98 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500 and the RUS2. The ending values were $12,638,
      $11,764, and $12,411, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class B Shares of Federated Large Cap Growth Fund (the "Fund") are
      represented by a solid line. The Standard and Poor's 500 Index (S&P 500)
      is represented by a dotted line and the Russell 2000 Index (RUS2) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the RUS2. The "x" axis reflects computation periods from 12/29/98 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500 and the RUS2. The ending values were $12,768,
      $11,764, and $12,411, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class C Shares of Federated Large Cap Growth Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 2000 Index (RUS2) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the RUS2. The "x" axis reflects computation periods from 12/29/98 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500 and the RUS2. The ending values were $13,129,
      $11,764, and $12,411, respectively.

FEDERATED SMALL CAP STRATEGIES FUND

 .     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating the  components of the  corresponding  mountain  chart.
      The color coded mountain chart is a visual  representation  of the narrative text above it. The "x" axis  reflects  computation  periods  from 11/1/95 to 10/31/00.
      The "y" axis is measured in increments  of $2,000  ranging from $0 to $12,000 and indicates  that the ending value of  hypothetical  initial  investment  of $5,000
      (473 Shares) in the Fund's Class A Shares,  assuming the  reinvestment of capital gains and dividends, would have grown to $9,162 (480 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/1/95 to 10/31/00. The "y" axis is measured in increments of
      $31,250 ranging from $0 to $125,000 and indicates that the ending value of hypothetical initial investments of $50,000 (4,776 Shares) in the Fund's
      Class A Shares, assuming the reinvestment of capital gains and dividends in the first three years and then a 7% annual withdrawal would have grown to $80,073 (80,073 Shares) on 10/31/00 and an income of $12,287 over two years.

 .     The  graphic   presentation  here  displayed   consists  of  a  line  graph.  The
      corresponding  components of the line graph are listed above.  The Class A Shares of Federated  Small Cap Strategies  Fund (the "Fund") are  represented by a solid line.  The  Russell  2000 Index  (Rus2) is  represented  by a dotted line and the
      Standard & Poor's 600 Small Cap Index  (S&P600) is  represented by a broken line.
      The line graph is a visual  representation  of a comparison of change in value of a $10,000  hypothetical  investment  in the Class A Shares of the Fund,  the Rus2 and the S&P 600.  The "x" axis  reflects  computation  periods  from  11/1/95  to
      10/31/00.  The "y" axis  reflects  the cost of the  investment.  The right margin reflects the ending value of the  hypothetical  investment  in the Fund's Class A
      Shares as compared to the Rus2 and the S&P 600. The ending  values were  $18,326,
      $17,930, and $19,845, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class B
      Shares of Federated Small Cap Strategies Fund (the "Fund") are represented by a solid line. The Russell 2000 Index (Rus2) is represented by a dotted line and the Standard & Poor's 600 Small Cap Index (S&P600) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the
      Class B Shares of the Fund, the Rus2 and the S&P 600. The "x" axis reflects computation periods from 11/1/95 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the Rus2 and the S&P 600. The ending values were $18,508,
      $17,930, and $19,845, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above. The Class C
      Shares of Federated Small Cap Strategies Fund (the "Fund") are represented by a solid line. The Russell 2000 Index (Rus2) is represented by a dotted line and the Standard & Poor's 600 Small Cap Index (S&P600) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the
      Class C Shares of the Fund, the Rus2 and the S&P 600. The "x" axis reflects computation periods from 11/1/95 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the Rus2 and the S&P 600. The ending values were $18,668,
      $17,930, and $19,845, respectively.

FEDERATED GROWTH STRATEGIES FUND

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      8/23/84 to 10/31/00. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of a hypothetical initial investment of $17,000 (1,607 Shares) in the fund's
      Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $234,710 (5,773 Shares) on
      10/31/00.

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      8/23/84 to 10/31/00. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of hypothetical yearly investments of $1,000 (95 Shares) in the fund's Class
      A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $82,529 (2,030 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from
      10/31/90 to 10/31/00. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical initial investment of $5,000 (282 Shares) in the fund's Class
      A Shares, assuming the reinvestment of capital gains and dividends, and additional investments of $250 every month would have grown to $110,512
      (2,718 Shares) on 10/31/00.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class A Shares of Federated Growth Strategies Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth Fund Index (LGFI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the S&P 500, and the LGFI. The "x"
      axis reflects computation periods from 10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500, and the LGFI. The ending values were $60,862,
      $58,923, and $54,115, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class B Shares of Federated Growth Strategies Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth Fund Index (LGFI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the S&P 500, and the LGFI. The "x"
      axis reflects computation periods from 8/16/95 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500, and the LGFI. The ending values were $29,971,
      $27,902, and $24,094, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
      Class C Shares of Federated Growth Strategies Fund (the "Fund") are
      represented by a solid line. The Standard & Poor's 500 Index (S&P500) is represented by a dotted line, the Lipper Growth Fund Index (LGFI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the S&P 500, and the LGFI. The "x"
      axis reflects computation periods from 8/16/95 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500, and the LGFI. The ending values were $30,278,
      $27,902, and $24,094, respectively.